[LOGO]undiscovered managers(TM)

                          UNDISCOVERED MANAGERS FUNDS



INSTITUTIONAL CLASS
P R O S P E C T U S

December 28, 1998




                      INSTITUTIONAL CLASS SHARES OF:
                      ---------------------------------------------------------

                            UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                            UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                            UNDISCOVERED MANAGERS BEHAVIORAL LONG/SHORT FUND UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND UNDISCOVERED MANAGERS REIT FUND
                            UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                            UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                            UNDISCOVERED MANAGERS CORE EQUITY FUND
                            UNDISCOVERED MANAGERS ALL CAP VALUE FUND
                            UM INTERNATIONAL EQUITY FUND
                            UM INTERNATIONAL SMALL CAP EQUITY FUND


Undiscovered Managers Funds
Plaza of the Americas
700 North Pearl Street, Suite 1700
Dallas, Texas 75201
1-888-242-3514

Institutional Class
Prospectus                                                    December 28, 1998


                          UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Funds (the "Trust") is a registered open-end management investment company with eleven separately managed portfolios (each a "Fund," and collectively, the "Funds"). Undiscovered Managers, LLC ("Undiscovered Managers") is the investment adviser of the Funds. Each Fund's portfolio is managed by a sub-adviser selected by Undiscovered Managers for its experience managing a portfolio of this kind:

o Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund") is managed by Fuller & Thaler Asset Management, Inc.

o Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund") is managed by Fuller & Thaler Asset Management, Inc.

o Undiscovered Managers Behavioral Long/Short Fund (the "Behavioral Long/Short Fund") is managed by Fuller & Thaler Asset Management, Inc.

o Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund") is managed by Kestrel Investment Management Corporation.

o Undiscovered Managers REIT Fund (the "REIT Fund") is managed by Bay Isle Financial Corporation.

o Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund") is managed by J.L. Kaplan Associates, LLC.

o Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund") is managed by J.L. Kaplan Associates, LLC.

o Undiscovered Managers Core Equity Fund (the "Core Equity Fund") is managed by Waite & Associates, L.L.C.

o Undiscovered Managers All Cap Value Fund (the "All Cap Value Fund") is managed by E.R. Taylor Investments, Inc.

o UM International Equity Fund (the "International Equity Fund") is managed by Unibank Securities, Inc.

o UM International Small Cap Equity Fund (the "International Small Cap Equity Fund") is managed by Unibank Securities, Inc.

Each Fund's investment objective is long-term growth of capital, except for the Behavioral Growth Fund and the Behavioral Long/Short Fund, which have the investment objective of growth of capital, the REIT Fund, which has the investment objective of high total investment return, and the Behavioral Value Fund, the International Equity Fund and the International Small Cap Equity Fund, which have the investment objective of capital appreciation. In seeking to achieve its objective, each Fund invests primarily in equity securities of U.S. companies, except for the International Equity Fund and the International Small Cap Equity Fund, both of which invest primarily in equity securities of companies that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand. There can be no assurance that the Funds will achieve their investment objectives.

The Behavioral Growth Fund, the REIT Fund, the Small Cap Value Fund, the Hidden Value Fund, the Core Equity Fund and the All Cap Value Fund currently offer two classes of shares -- Institutional Class shares and Investor Class shares. The Behavioral Value Fund, the Behavioral Long/Short Fund, the Special Small Cap Fund, the International Equity Fund and the International Small Cap Equity Fund offer only Institutional Class shares. This Prospectus concisely describes the information that an investor should know before investing in Institutional Class shares of each Fund. Please read it carefully and keep it for future reference. Investor Class shares of those Funds that offer such shares are described in a separate prospectus. To obtain more information about such Funds' Investor Class shares, please call toll free 1-888-242-3514.

A Statement of Additional Information (the "SAI") dated December 28, 1998, is available upon request and free of charge. Write to Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201, or call toll free 1-888-242-3514. The SAI, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and other information regarding registrants that file electronically with the SEC.

For more information about establishing an account, or any other information about the Funds, call toll free 1-888-242-3514.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                          Page
Summary of Expenses ..................................................     4
Financial Highlights .................................................     8
The Funds ............................................................    10
  Behavioral Growth Fund .............................................    10
  Behavioral Value Fund ..............................................    11
  Behavioral Long/Short Fund .........................................    12
  Special Small Cap Fund .............................................    13
  REIT Fund ..........................................................    14
  Small Cap Value Fund ...............................................    15
  Hidden Value Fund ..................................................    16
  Core Equity Fund ...................................................    17
  All Cap Value Fund .................................................    18
  International Equity Fund ..........................................    19
  International Small Cap Equity Fund ................................    20
  All Funds ..........................................................    21
More Information About the Funds' Investments and Risk Considerations     22
Management of the Funds ..............................................    26
Portfolio Transactions ...............................................    28
How to Purchase Shares ...............................................    29
General Shareholder Services .........................................    31
How to Redeem Shares .................................................    31
Calculation of Performance Information ...............................    33
Dividends, Capital Gain Distributions and Taxes ......................    33
Organization and Capitalization of the Trust .........................    34
Appendix A--Fund Performance .........................................    A-1

                              SUMMARY OF EXPENSES

The following information is provided to assist an investor in understanding the various expenses that an investor in Institutional Class shares of a Fund will bear directly or indirectly. The information about each Fund's Institutional Class shares shown below is based on annualized projected expenses of the Institutional Class shares for the fiscal year that ends on August 31, 1999. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Institutional Class shares of each Fund over specified periods, assuming the 5% annual return required under federal regulations.

                                                                                   Behavioral       Behavioral      Behavioral
                                                                                  Growth Fund       Value Fund    Long/Short Fund
                                                                                ---------------  --------------- ----------------
                                                                                 Institutional    Institutional    Institutional
                                                                                     Class            Class            Class
                                                                                ---------------  --------------- ----------------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on Purchases
   (as % of offering price) ....................................................     none             none            none
 Maximum Sales Load Imposed on Reinvested
   Dividends (as % of offering price) ..........................................     none             none            none
 Maximum Deferred Sales Load (as % of original
   purchase price or redemption proceeds,
   as applicable) ..............................................................     none             none            none
 Redemption Fees (as a % of amount
   redeemed)(1) ................................................................     none             1.00%(2)        1.00%(2)
 Exchange Fees (as a % of amount exchanged).....................................     none             1.00%(2)        1.00%(2)
Annual Operating Expenses
 (as a percentage of average net assets):
 Management Fees ...............................................................     0.95%            1.05%           1.55%
 12b-1 Fees ....................................................................     none             none            none
 Other Operating Expenses (after expense
   reimbursements) .............................................................     0.35%            0.35%           0.45%
 Total Operating Expenses (after expense
   reimbursements) .............................................................     1.30%            1.40%           2.00%(3)
Example(4):
   An investor would pay the following expenses on a $1,000 investment assuming (i) a 5% annual return and (ii) redemption at period end, or no such redemption:


                         Behavioral Growth Fund       Behavioral Value Fund     Behavioral Long/Short Fund
                      ---------------------------- ---------------------------- ---------------------------
                       Redemption   No Redemption   Redemption   No Redemption   Redemption   No Redemption
                      ------------ --------------- ------------ --------------- ------------ --------------
One Year ............    $13          $13             $24          $14             $30          $20
Three Years .........    $41          $41             $44          $44             $63          $63

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.
(2) A contingent redemption fee in the amount of 1.00% is imposed on redemptions and exchanges of Fund shares held for one year or less from the time of purchase. The contingent redemption fee does not apply to reinvested dividends. See "How to Redeem Shares--Contingent Redemption Fee."
(3) Total Operating Expenses do not include dividend expenses incurred in connection with short sales, which are included in and reduce the investment return of the Fund.
(4) Under SEC rules, recently-organized funds, such as the Funds, are required to show expenses in an example for one- and three-year periods only.

Other Operating Expenses are based on estimated amounts for the 1999 fiscal year after giving effect to voluntary expense limitations. Undiscovered Managers, the Funds' investment adviser, has voluntarily agreed, for an indefinite period, to limit the Institutional Class Total Operating Expenses of each of the Behavioral Growth, Behavioral Value and Behavioral Long/Short Funds to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. Without this agreement, estimated Other Operating Expenses and Total Operating Expenses for the Institutional Class would be 1.76% and 2.71%, respectively, for the Behavioral Growth Fund; 2.27% and 3.32%, respectively, for the Behavioral Value Fund; and 2.32% and 3.87%, respectively, for the Behavioral Long/Short Fund. See "Management of the Funds--Advisory and Sub-Advisory Fees."
                                                                     (continued)

                                                                          Special Small Cap              REIT       Small Cap Value
                                                                                Fund                     Fund             Fund
                                                                       --------------------------  --------------- -----------------
                                                                            Institutional           Institutional    Institutional
                                                                                Class                   Class            Class
                                                                       --------------------------  --------------- -----------------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
   Purchases (as % of offering price) ................................ none                             none            none
 Maximum Sales Load Imposed on
   Reinvested Dividends (as % of
   offering price) ................................................... none                             none            none
 Maximum Deferred Sales Load (as % of
   original purchase price or redemption
   proceeds, as applicable) .......................................... none                             none            none
 Redemption Fees(1) .................................................. none                             none            none
 Exchange Fees ....................................................... none                             none            none
Annual Operating Expenses
 (as a percentage of average net assets):
 Management Fees ..................................................... Fees vary from 0.65% to          1.05%           1.05%
                                                                       1.65% based on the invest-
                                                                       ment performance of the
                                                                       Fund relative to a bench-
                                                                       mark (2)
 12b-1 Fees .......................................................... none                             none            none
 Other Operating Expenses (after expense
   reimbursements) ...................................................  0.55%                           0.35%           0.35%
 Total Operating Expenses (after expense
   reimbursements) ................................................... Expenses vary from 1.20%         1.40%           1.40%
                                                                       to 2.20% based on,
                                                                       among other things, the
                                                                       investment performance
                                                                       of the Fund relative to a
                                                                       benchmark (2)
Example(3):
 An investor would pay the following expenses on a $1,000
   investment assuming a 5% annual return (with or without a
   redemption at the end of each time period):
 One Year ............................................................ $17                               $14             $14
 Three Years ......................................................... $38-69(2)                         $44             $44

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.
(2) The advisory fee rate for the Special Small Cap Fund will vary depending on the investment performance of the Fund. In particular, the applicable fee rate is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Fund during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%. The Russell 2000 Index is composed of the common stocks of the 2000 smallest of the 3000 largest publicly-traded U.S. companies, measured by market capitalization. See "Management of the Funds -- Advisory and Sub-Advisory Fees."
(3) Under SEC rules, recently-organized funds, such as the Funds, are required to show expenses in an example for one- and three-year periods only.

Other Operating Expenses are based on estimated amounts for the 1999 fiscal year after giving effect to voluntary expense limitations. Undiscovered Managers, the Funds' investment adviser, has voluntarily agreed, for an indefinite period, to limit the Institutional Class Total Operating Expenses of each of the Special Small Cap, REIT and Small Cap Value Funds to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. Without this agreement, estimated Other Operating Expenses and Total Operating Expenses for the Institutional Class would be 1.22% and 2.37%, respectively, for the Special Small Cap Fund; 1.32% and 2.37%, respectively, for the REIT Fund; and 1.41% and 2.46%, respectively, for the Small Cap Value Fund. See "Management of the Funds -- Advisory and Sub-Advisory Fees."
                                                                     (continued)

                                                                                        Hidden           Core          All Cap
                                                                                        Value           Equity          Value
                                                                                         Fund            Fund           Fund
                                                                                   --------------- --------------- --------------
                                                                                    Institutional   Institutional   Institutional
                                                                                        Class           Class           Class
                                                                                   --------------- --------------- --------------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
   Purchases (as % of offering price) ............................................      none            none           none
 Maximum Sales Load Imposed on
   Reinvested Dividends (as % of offering
   price) ........................................................................      none            none           none
 Deferred Sales Load (as % of original
   purchase price or redemption proceeds,
   as applicable) ................................................................      none            none           none
 Redemption Fees(1) ..............................................................      none            none           none
 Exchange Fees ...................................................................      none            none           none
Annual Operating Expenses
 (as a percentage of average net assets):
 Management Fees .................................................................      0.95%           0.74%          0.74%
 12b-1 Fees ......................................................................      none            none           none
 Other Operating Expenses (after expense
   reimbursements) ...............................................................      0.35%           0.25%          0.25%
 Total Operating Expenses (after expense
   reimbursements) ...............................................................      1.30%           0.99%          0.99%
 Example(2):
 An investor would pay the following expenses on a $1,000 investment assuming a 5% annual return (with or without a redemption at the end of each time period):
 One Year ........................................................................      $13             $10            $10
 Three Years .....................................................................      $41             $32            $32

------------
(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.
(2) Under SEC rules, recently-organized funds, such as the Funds, are required to show expenses in an example for one- and three-year periods only.

Other Operating Expenses are based on estimated amounts for the 1999 fiscal year after giving effect to voluntary expense limitations. Undiscovered Managers, the Funds' investment adviser, has voluntarily agreed, for an indefinite period, to limit the Institutional Class Total Operating Expenses of each of the Hidden Value, Core Equity and All Cap Value Funds to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. Without this agreement, estimated Other Operating Expenses and Total Operating Expenses for the Institutional Class would be 9.71% and 10.66%, respectively, for the Hidden Value Fund; 7.87% and 8.61%, respectively, for the Core Equity Fund; and 30.28% and 31.02%, respectively, for the All Cap Value Fund. See "Management of the Funds -- Advisory and Sub-Advisory Fees."



                                                                     (continued)

                                                                                            International       International
                                                                                               Equity          Small Cap Equity
                                                                                                Fund                 Fund
                                                                                         ------------------   -----------------
                                                                                            Institutional       Institutional
                                                                                                Class               Class
                                                                                         ------------------   -----------------
Shareholder Transaction Expenses:
 Maximum Sales Load Imposed on
   Purchases (as % of offering price) ................................................        none                 none
 Maximum Sales Load Imposed on
   Reinvested Dividends (as % of offering
   price) ............................................................................        none                 none
 Deferred Sales Load (as % of original
   purchase price or redemption proceeds,
   as applicable) ....................................................................        none                 none
 Redemption Fees (as a % of amount
   redeemed)(1) ......................................................................        1.00%(2)             1.00%(2)
 Exchange Fees (as a % of amount exchanged)...........................................        1.00%(2)             1.00%(2)
Annual Operating Expenses
 (as a percentage of average net assets):
 Management Fees .....................................................................        0.95%                1.15%
 12b-1 Fees ..........................................................................        none                 none
 Other Operating Expenses (after expense
   reimbursements) ...................................................................        0.50%                0.45%
 Total Operating Expenses (after expense
   reimbursements) ...................................................................        1.45%                1.60%
 Example(3):
 An investor would pay the following expenses on a $1,000 investment assuming (i) a 5%
   annual return and (ii) redemption at period end, or no such redemption:



                                                      International Small Cap
                        International Equity Fund           Equity Fund
                       ---------------------------- ---------------------------
                        Redemption   No Redemption   Redemption   No Redemption
                       ------------ --------------- ------------ --------------
 One Year ............    $25          $15             $26          $16
 Three Years .........    $46          $46             $50          $50

------------
(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.
(2) A contingent redemption fee in the amount of 1.00% is imposed on redemptions and exchanges of Fund shares held for one year or less from the time of purchase. The contingent redemption fee does not apply to reinvested dividends. See "How to Redeem Shares--Contingent Redemption Fee."
(3) Under SEC rules, recently-organized funds, such as the Funds, are required to show expenses in an example for one- and three-year periods only.

Other Operating Expenses are based on estimated amounts for the 1999 fiscal year after giving effect to voluntary expense limitations. Undiscovered Managers, the Funds' investment adviser, has voluntarily agreed, for an indefinite period, to limit the Institutional Class Total Operating Expenses of each of the International Equity and International Small Cap Equity Funds to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. Without this agreement, estimated Other Operating Expenses and Total Operating Expenses for the Institutional Class would be 1.61% and 2.56%, respectively, for the International Equity Fund; and 1.61% and 2.76%, respectively, for the International Small Cap Equity Fund. See "Management of the Funds -- Advisory and Sub-Advisory Fees."

                              FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout the period


                                                          Behavioral           Special                                Small Cap
                                                            Growth              Small                REIT               Value
                                                             Fund              Cap Fund              Fund                Fund
                                                      ------------------ ------------------- ------------------- ------------------
                                                         Institutional      Institutional       Institutional       Institutional
                                                           Class(1)            Class(1)            Class(1)            Class(1)
                                                      ------------------ ------------------- ------------------- ------------------
                                                            Period              Period              Period              Period
                                                             ended              ended               ended               ended
                                                          August 31,          August 31,          August 31,          August 31,
                                                             1998                1998                1998                1998
                                                      ------------------ ------------------- ------------------- ------------------
Net Asset Value, beginning of period ................     $ 12.50            $ 12.50             $ 12.50             $  12.50
Income from Investment Operations:
 Net investment income (loss) (+) ...................       (0.02)             (0.03)               0.20                 0.00 (A)
 Net realized and unrealized gain (loss)
  on investments ....................................       (0.62)             (2.07)              (2.06)               (1.60)
                                                          ---------          ----------          ----------          ----------
  Total income (loss) from Investment Operations            (0.64)             (2.10)              (1.86)               (1.60)
                                                          ---------          ----------          ----------          ----------
Net increase (decrease) in net asset value from
 operations .........................................       (0.64)             (2.10)              (1.86)               (1.60)
                                                          ---------          ----------          ----------          ----------
Net Asset Value, end of period ......................     $ 11.86            $  10.40            $ 10.64             $  10.90
                                                          =========          ==========          ==========          ==========
Total Return ........................................       (5.12)%* *        (16.80)%* *         (14.88)%* *          (12.80)%* *
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) ................     $ 5,254            $ 11,286            $ 9,122             $ 13,849
Ratios to average net assets:
 Net investment income (loss) including
   reimbursement ....................................       (0.35)%*           (0.51)%*             4.85%*               0.15%*
 Operating expenses including reimbursement .........        1.30%*             1.70%*              1.40%*               1.40%*
Portfolio Turnover Rate .............................          67%**               9%**               52%**                10%**
Average Commission Rate Paid ........................     $0.0439***         $0.0534***          $0.0532***          $ 0.0587***

+ The operating expenses of the Fund may reflect a reduction of the Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

 Net investment income (loss) ...................           (5.08)%*           (3.13)%*             1.63%*             (3.32)%*
 Operating Expenses .............................            6.03%*             4.32%*              4.62%*              4.87%*
 Net investment income (loss) per share .........         $ (0.27)           $ (0.15)            $  0.07             $ (0.08)

----------------
  * Annualized
 ** Not Annualized
*** Not Audited
(1) The Fund's Institutional Class commenced investment operations on:
    Behavioral Growth Fund--12/31/97; Special Small Cap Fund--12/30/97; REIT Fund--01/01/98 and Small Cap Value Fund--12/30/97.
(A) Represents less than $0.005 per share.

     The above information (except for the information relating to the average commission rate paid by the Funds) has been audited by Deloitte & Touche LLP, independent auditors. The report of Deloitte & Touche LLP is incorporated by reference in the Trust's SAI and may be obtained by shareholders upon request and without charge. These Financial Highlights should be read in conjunction with the other audited financial statements and related notes which are incorporated by reference in the Trust's SAI.

     A discussion of the performance of each Fund in the fiscal year ended August 31, 1998, is included in the Trust's Annual Report for the fiscal year ended August 31, 1998. Copies of the Trust's Annual Report are available upon request and without charge. A comparison of the performance of each Fund's Institutional Class over the life of the Fund with that of a benchmark securities index is included in Appendix A to this Prospectus.

Selected data for a share of beneficial interest outstanding throughout the period


                                                                    Hidden                Core               All Cap
                                                                    Value                Equity               Value
                                                                     Fund                 Fund                Fund
                                                             -------------------   -----------------   ------------------
                                                                Institutional        Institutional        Institutional
                                                                   Class(1)             Class(1)            Class(1)
                                                             -------------------   -----------------   ------------------
                                                                    Period               Period              Period
                                                                    ended                ended                ended
                                                                  August 31,           August 31,          August 31,
                                                                     1998                 1998                1998
                                                             -------------------   -----------------   ------------------
Net Asset Value, beginning of period .....................       $ 12.50              $ 12.50              $ 12.50
Income from Investment Operations:
 Net investment income (loss) (+) ........................          0.03                 0.05                 0.06
 Net realized and unrealized gain (loss)
  on investments .........................................         (2.77)                0.20                (1.03)
                                                                 ----------           ---------            ---------
  Total income (loss) from Investment Operations .........         (2.74)                0.25                (0.97)
                                                                 ----------           ---------            ---------
Net increase (decrease) in net asset value from
 operations ..............................................         (2.74)                0.25                (0.97)
                                                                 ----------           ---------            ---------
Net Asset Value, end of period ...........................       $  9.76              $ 12.75              $ 11.53
                                                                 ==========           =========            =========
Total Return .............................................        (21.92)%**             2.00%**             (7.76)%* *
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) .....................       $   925              $ 1,295              $   289
Ratios to average net assets:
 Net investment income (loss) including
   reimbursement .........................................          0.58%*               1.18%*               0.95%*
 Operating expenses including reimbursement ..............          1.30%*               0.99%*               0.99%*
Portfolio Turnover Rate ..................................            74%**                46%**                36%**
Average Commission Rate Paid .............................       $0.0545***           $0.0618***           $0.0600***

+ The operating expenses of the Fund may reflect a reduction of the Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

 Net investment income (loss) ...................                 (15.16)%*            (16.23)%*            (41.18)%*
 Operating Expenses .............................                  17.04%*              18.40%*              43.12%*
 Net investment income (loss) per share .........                $ (0.77)             $ (0.68)             $ (2.73)

----------------
  * Annualized
 ** Not Annualized
*** Not Audited
(1) The Fund's Institutional Class commenced investment operations on:
    Hidden Value Fund--12/31/97; Core Equity Fund--12/31/97 and All Cap Value Fund--12/31/97.

     The above information (except for the information relating to the average commission rate paid by the Funds) has been audited by Deloitte & Touche LLP, independent auditors. The report of Deloitte & Touche LLP is incorporated by reference in the Trust's SAI and may be obtained by shareholders upon request and without charge. These Financial Highlights should be read in conjunction with the other audited financial statements and related notes which are incorporated by reference in the Trust's SAI.

     A discussion of the performance of each Fund in the fiscal year ended August 31, 1998, is included in the Trust's Annual Report for the fiscal year ended August 31, 1998. Copies of the Trust's Annual Report are available upon request and without charge. A comparison of the performance of each Fund's Institutional Class over the life of the Fund with that of a benchmark securities index is included in Appendix A to this Prospectus.

                                   THE FUNDS


The following sections present information about the investment objective, policies and strategies, sub-adviser and portfolio manager(s) for each Fund.


BEHAVIORAL GROWTH FUND
-------------------------

The Behavioral Growth Fund's investment objective is growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser believes have growth characteristics. In selecting stocks for the Fund, the sub-adviser applies principles based on behavioral studies. The sub-adviser believes that behavioral biases on the part of investors may cause the market to under-react to new, positive information concerning a company. The sub-adviser analyzes companies that have recently announced higher than expected earnings, and seeks to determine whether the market value of the company's stock fully reflects the sub-adviser's expectations as to the company's future earnings and growth prospects. The sub-adviser expects that the median market capitalization of stocks held by the Fund will ordinarily be approximately $1 billion, and that the average market capitalization will be between $1.5 and $2 billion, but the median and average capitalizations could be significantly higher or lower. The Fund will ordinarily remain substantially fully invested in common stocks.

Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler"), formerly known as RJF Asset Management, Inc., is the sub-adviser to the Fund. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller and Frederick W. Stanske have day-to-day responsibility for the management of the Fund's portfolio. Mr. Fuller founded Fuller & Thaler and has served as its President since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as Vice President and Portfolio Manager and became Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996.

BEHAVIORAL VALUE FUND
-------------------------

The Behavioral Value Fund's investment objective is capital appreciation.

The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies. In selecting stocks for the Fund, the sub-adviser applies principles based on behavioral studies. The sub-adviser believes that behavioral biases on the part of investors may cause the market to over-react to old, negative information and under-react to new, positive information concerning a company. In order to take advantage of such behavioral biases, the sub-adviser begins by looking at companies that have (i) price-to-earnings ratios below the median in their industry group or (ii) decreasing stock values on an absolute basis. Within such universes of stocks, the sub-adviser selects investments for the Fund based on such factors as (i) recent underperformance of the company's stock relative to the market, (ii) significant share purchases by company insiders or (iii) stock repurchase activity by the company. The sub-adviser expects that the median market capitalization of stocks held by the Fund will ordinarily be within the range of stocks encompassed by the Russell 2000 Index, but the median capitalization could be significantly higher or lower. The Fund will ordinarily remain substantially fully invested in common stocks.

The Fund's sub-adviser is Fuller & Thaler, and Russell J. Fuller and, effective as of January 1, 1999, Mark Moon have day-to-day responsibility for managing the Fund's portfolio. Mr. Moon will join Fuller & Thaler effective as of January 1, 1999 as Vice President, Portfolio Manager. Prior to joining Fuller & Thaler, Mr. Moon was employed as Chief Investment Officer at Heidt Capital Group, LLC from 1995 to 1998 and as Assistant Treasurer at AMGEN INC. from 1989 to 1995. For more information about Fuller & Thaler and Mr. Fuller, see "Behavioral Growth Fund" above.

BEHAVIORAL LONG/
SHORT FUND
-------------------------

The Behavioral Long/Short Fund's investment objective is growth of capital.

The Fund seeks to achieve its objective by taking long positions in stocks of U.S. companies that the Fund's sub-adviser believes are undervalued and short positions in stocks of other U.S. companies that the Fund's sub-adviser believes are overvalued. See "More Information About the Funds' Investments and Risk Considerations--Short Sales" below. When taking long positions, the sub-adviser utilizes a combination of its growth and value strategies. A portion of the Fund's long portfolio is selected using the strategies used for selecting stocks for the Behavioral Growth Fund. The remainder of the long portfolio is selected using the strategies used for selecting stocks for the Behavioral Value Fund. For a description of such strategies, see "Behavioral Growth Fund" and "Behavioral Value Fund" above. When taking short positions, the sub-adviser begins with universes of stocks that have high valuation ratios and then analyzes companies within such universes that have had recent stock issuances or where there has been a significant divestiture of company stock by management. In constructing the Fund's long and short portfolios, the sub-adviser does not seek to achieve characteristics that would tend to reduce the likelihood of divergence in the value of the two portfolios (such as similar industry weightings). In this respect, the Fund differs from so-called "market neutral" funds. There may be instances when the sub-adviser will have to terminate short positions at a time when it would not otherwise do so in order to ensure that the market value of all short positions does not exceed 100% of the value of the Fund's net assets. The sub-adviser expects that the median market capitalization of stocks held by the Fund will ordinarily be approximately $1.5 billion, but the median capitalization could be significantly higher or lower. The Fund will ordinarily remain substantially fully invested in common stocks. The dollar value of the Fund's long portfolio will at least equal the dollar value of its short portfolio, and, under normal market conditions, the dollar value of the long portfolio could exceed that of the short portfolio by up to 30%.

Investment in shares of the Fund is more volatile and risky than some other forms of investment. If the sub-adviser takes long positions in stocks that underperform the market and short positions in stocks that outperform the market, then the losses of the Fund may exceed those of other stock mutual funds. Furthermore, because the Fund's sub-adviser will manage both a long and a short portfolio, an investment in the Fund will involve the risk that the sub-adviser may make more poor investment decisions than a manager of a typical stock mutual fund with only a long portfolio.

The Fund's sub-adviser is Fuller & Thaler, and Russell J. Fuller, Frederick W. Stanske and, effective as of January 1, 1999, Mark Moon have day-to-day responsibility for managing the Fund's long portfolio, and Mr. Stanske and, effective as of January 1, 1999, Mr. Moon have day-to-day responsibility for managing the Fund's short portfolio. For more information about Fuller & Thaler and Messrs. Fuller and Stanske, see "Behavioral Growth Fund" above, and for more information about Mr. Moon, see "Behavioral Value Fund" above.

SPECIAL SMALL CAP FUND
-------------------------

The Special Small Cap Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of small cap U.S. companies that have one or more of the following special characteristics: (1) the company has recently been spun off or divested from a former parent company, (2) the company has announced or is conducting a program to buy back its own stock, (3) the company has made or intends to make a relatively significant sale of assets, or (4) the sub-adviser believes the company is undervalued because of other special circumstances, such as regulatory changes affecting its industry. Under normal market conditions, the Fund invests at least 65% of its assets in stocks of companies in such special situations with market capitalization of between $50 million and $1.2 billion.

Kestrel Investment Management Corporation ("Kestrel Management") is the sub-adviser to the Fund. Kestrel Management, 411 Borel Avenue, Suite 403, San Mateo, California, was founded in 1993, and serves as an investment adviser for pension and profit sharing plans, trusts, charitable organizations, and other institutional and individual investors.

David J. Steirman and Abbott J. Keller have day-to-day responsibility for the management of the Fund. Messrs. Steirman and Keller have served as President and Chief Investment Officer, respectively, of Kestrel Management since founding the firm in 1993. Messrs. Steirman and Keller have worked together in the investment management business for more than twenty years, having served from 1981 to 1993 as vice president and investment strategist, respectively, at Concord Capital Management, and having both been employed before that at American National Bank of Chicago.

REIT FUND
-------------------------

The REIT Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event in normal market conditions at least 65% of its assets, in equity securities of real estate investment trusts ("REITs"), including REITs with relatively small market capitalization. In selecting investments for the Fund, the Fund's sub-adviser seeks to identify REITs that have good management, strong balance sheets, above average growth in funds from operations and that trade at a discount to their underlying value.

Bay Isle Financial Corporation ("Bay Isle") is the Fund's sub-adviser. Bay Isle, 160 Sansome Street, San Francisco, California, was founded in 1986, and serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations, and other institutional and individual investors.

William F.K. Schaff has day-to-day responsibility for the management of the Fund's portfolio. He receives significant analytical assistance from Bay Isle's chief REIT analyst, Ralph L. Block. Mr. Schaff has served as a portfolio manager and Chief Investment Officer of Bay Isle since 1989. Mr. Block has nearly 30 years' experience investing in REITs and is the author of a recent book on REIT investing, The Essential REIT. Mr. Block has served as a REIT analyst for Bay Isle since 1993. Mr. Block was also a Partner of the law firm of Graven Perry Block Brody & Qualls from 1969 to 1995.

SMALL CAP VALUE FUND
-------------------------

The Small Cap Value Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of companies with a market float of $1.2 billion or less that the Fund's sub-adviser considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. (Market float is the total value of all the outstanding shares of a company that are registered for public trading and does not include shares held by company founders or other insiders that are not freely resalable.) In selecting stocks for the Fund, the Fund's sub-adviser will consider, among other things, the issuer's earning power and the relative value of the issuer's assets. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies with a market float of $1.2 billion or less.

J.L. Kaplan Associates, LLC ("Kaplan Associates") is the sub-adviser to the Fund. Kaplan Associates, 222 Berkeley Street, Suite 2010, Boston, Massachusetts, is the successor firm to J.L. Kaplan Associates, an investment advisory firm founded in 1976. Kaplan Associates serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the Fund's portfolio. Mr. Kaplan has been the principal of Kaplan Associates and its predecessor since founding the firm in 1976. From 1972 to 1984, he was Associate Professor of Mathematics at Boston University. Mr. Weisman has been a portfolio manager at the firm since 1986. From 1984 to 1986, Mr. Weisman was an investment analyst at Delphi Management, Inc.

HIDDEN VALUE FUND
-------------------------

The Hidden Value Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of companies that the Fund's sub-adviser considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. The sub-adviser believes that the value of certain stocks will tend to be "hidden" from the market for reasons including the coverage of certain companies by relatively few securities analysts. The sub-adviser expects that the median market capitalization of stocks held by the Fund will ordinarily range from $800 million to $5 billion. In selecting stocks for the Fund, the sub-adviser will consider, among other things, the issuer's earning power and the relative value of the issuer's assets. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks.

The Fund's sub-adviser is Kaplan Associates, and James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the Fund's portfolio. For more information about Kaplan Associates and Messrs. Kaplan and Weisman, see "Small Cap Value Fund" above.

CORE EQUITY FUND
-------------------------

The Core Equity Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality U.S. companies. Although the common stocks in which the Fund invests will typically have larger market capitalization, the Fund may invest in stocks with capitalization as low as $1 billion. In selecting investments for the Fund, the Fund's sub-adviser will consider, among other things, its expectations as to the relative performance of various sectors of the economy and the relative growth prospects of different companies within such sectors. Under normal market conditions, the Fund will ordinarily be substantially fully invested in common stocks of U.S. companies.

Waite & Associates, L.L.C. is the Fund's sub-adviser. Waite & Associates, L.L.C., 601 South Figueroa Street, Los Angeles, California, is the successor firm to Waite & Associates, the successor firm to Waite & Correnti, an investment advisory firm founded in 1978. Leslie A. Waite and Diana L. Calhoun have day-to-day responsibility for the management of the Fund's portfolio. Mr. Waite founded Waite & Correnti in 1978 and has served since then as President and Chief Investment Officer of the firm. Ms. Calhoun joined the firm in 1981 and holds the positions of Managing Director and Senior Portfolio Manager. Ms. Calhoun held the position of Senior Vice President of Trading from 1981 until becoming a Managing Director in 1997, and has been a Senior Portfolio Manager since 1992.

ALL CAP VALUE FUND
-------------------------

The All Cap Value Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing in common stocks of companies of any market capitalization (small-, mid- or large-cap) that its sub-adviser believes are undervalued and therefore offer above-average potential for capital growth. In selecting these stocks, the sub-adviser will consider, among other things, the issuer's cash flow, price-to-book ratio, return on capital, balance sheets, and management. The Fund will ordinarily remain substantially fully invested in common stocks.

E.R. Taylor Investments, Inc. ("E.R. Taylor") is the sub-adviser to the Fund. E.R. Taylor, 46 South Main Street, Suite 4, Concord, New Hampshire, was founded in 1983, and serves as an investment adviser to endowment funds, charitable organizations and other institutional and individual investors. E.R. Taylor's philosophy is to invest in undervalued, quality companies where management uses cash flow to build shareholder value.

Investment decisions for the Fund are made by E.R. Taylor's Investment Committee, which consists of six investment professionals. Sherwood T. Small, President of E.R. Taylor, is the Chairman of the Investment Committee. Mr. Small has served as President of E.R. Taylor since 1992.

INTERNATIONAL EQUITY FUND
-------------------------

The International Equity Fund's investment objective is capital appreciation.

The Fund seeks to achieve its objective by investing in common stocks or other equity securities of issuers of any market capitalization (small-, mid- or large-cap) that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand. Although permitted to invest in equity securities that are principally traded on any of the foregoing stock markets, the Fund will not, under normal market conditions, invest more than 15% of its total assets in issuers whose equity securities are not principally traded in countries included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. In selecting investment securities for the Fund, the sub-adviser focuses on economies, industries or companies that are undergoing significant structural or other changes. Under normal market conditions, the Fund will ordinarily be substantially fully invested in equity securities.

Unibank Securities, Inc. ("Unibank"), 13-15 West 54th Street, New York, New York, was founded in 1994, and is the sub-adviser to the Fund. Unibank or its affiliate, Unibank A/S, currently serves as an investment adviser to pension and profit sharing plans, trusts and other institutional and private investors. Investment decisions for the Fund are made by an investment team.

INTERNATIONAL SMALL CAP
EQUITY FUND
-------------------------

The International Small Cap Equity Fund's investment objective is capital appreciation.

The Fund seeks to achieve its objective by investing primarily in common stocks or other equity securities of small cap issuers that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand. Although permitted to invest in equity securities that are principally traded on any of the foregoing stock markets, it is expected that the Fund will invest primarily in issuers whose equity securities are principally traded on stock markets in Europe. The Fund will not, under normal market conditions, invest more than 15% of its total assets in issuers whose equity securities are not principally traded on stock markets in countries included in the MSCI EAFE Index. In selecting investment securities for the Fund, the sub-adviser focuses on economies, industries or companies that are undergoing significant structural or other changes. Under normal market conditions, the Fund will ordinarily be substantially fully invested in equity securities and will invest at least 65% of its total assets in equity securities of issuers with market capitalizations, at the time of purchase, of under $1.5 billion.

The Fund's sub-adviser is Unibank. Investment decisions for the Fund are made by an investment team. For more information about Unibank, see "International Equity Fund" above.

ALL FUNDS

THE FUNDS' INVESTMENTS
In addition to the investments described above, each Fund may lend its portfolio securities and enter into repurchase agreements. See "More Information About the Funds' Investments and Risk Considerations" below.


INVESTMENT OBJECTIVES AND POLICIES
Except as explicitly described otherwise, the investment objective and policies of each of the Funds are not "fundamental" and may be changed without shareholder approval.


DIVERSIFICATION
Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), except for the REIT and the Special Small Cap Funds, which are "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets is not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than a diversified fund.

     MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

It is important to understand the following risks inherent in a Fund before you invest.

COMMON STOCKS AND OTHER EQUITY SECURITIES
Common stocks and similar equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include securities exercisable for or convertible into common stocks (e.g., warrants). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.


SMALL COMPANIES
All of the Funds may invest in companies with relatively small market capitalization, and several of the Funds will invest primarily in such companies. See "The Funds" above.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.


REPURCHASE AGREEMENTS
All of the Funds will normally invest at least 65% of their total assets in common stocks or other equity securities. Any assets not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements.

Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.


LOANS OF SECURITIES
The Funds may lend their portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Funds. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.


SHORT SALES
The Behavioral Long/Short Fund will make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker or other institution and deliver it to the other party to the transaction. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Until the security sold short is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any gain resulting from a short sale will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. Government securities or other liquid securities such that the amount deposited in the account plus any amount deposited with a broker or other custodian as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with such broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with such broker or custodian. The Fund will not make a short sale if, after giving effect to such sale, the market value of all short positions exceeds 100% of the value of the Fund's net assets. The Fund's use of short sales may result in the Fund realizing more short-term capital gains (generally subject to tax at ordinary income tax rates) than it would if it did not engage in short sales.


REAL ESTATE INVESTMENT TRUSTS
The REIT Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets' risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.


FOREIGN SECURITIES
The International Equity and International Small Cap Equity Funds (the "International Funds") will invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the International Funds may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the International Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Funds' assets and the Funds' income available for distribution.

In addition, although the International Funds' income may be received or realized in foreign currencies, the Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The International Funds' investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the risks associated with foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

The International Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

In determining whether to invest in securities of foreign issuers, the sub-adviser of the International Funds will consider the likely effects of foreign taxes on the net yield available to such Funds and to their shareholders. Compliance with foreign tax law may reduce each such Fund's net income available for distribution to its shareholders.


FOREIGN CURRENCY
Most foreign securities in the International Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund holding such securities in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

The International Funds may incur costs in connection with conversions between various currencies. In addition, each International Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.


CURRENCY HEDGING TRANSACTIONS
Each of the International Funds may, at the discretion of its sub-adviser, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. Currency hedging transactions may include forward contracts (contracts with another party to buy or sell a currency at a specified price on a specified date), futures contracts (which are similar to forward contracts but are traded on an exchange) and options to buy or sell currencies and currency futures contracts. For more information on foreign currency hedging transactions, see the SAI. The International Funds' sub-adviser expects to engage in currency hedging transactions only under unusual circumstances. Therefore, investors in the International Funds will ordinarily be exposed to the risks associated with fluctuations in the value of the U.S. dollar relative to the currencies in which those Funds' portfolio securities trade.


"YEAR 2000" MATTERS
Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems of a Fund fail to process information properly, such failure could have an adverse impact on the Fund's operations and services provided to shareholders. Undiscovered Managers, the sub-advisers and the distributor, administrator, sub-administrator, transfer agent, custodians and certain other service providers to each of the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "Year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

                            MANAGEMENT OF THE FUNDS

Undiscovered Managers is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. Undiscovered Managers monitors and evaluates each sub-adviser to assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. Undiscovered Managers does not, however, determine what investments will be purchased or sold for a Fund.

Undiscovered Managers was organized in 1997 as a Delaware limited liability company. The address of Undiscovered Managers is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201. Mark P. Hurley, the President of Undiscovered Managers, and AMRESCO, Inc., a publicly traded corporation engaged in residential mortgage banking, commercial mortgage banking, asset management and commercial finance, each own more than 25% of the voting securities of Undiscovered Managers and therefore are regarded to control Undiscovered Managers for purposes of the 1940 Act. Each of the sub-advisers, except Unibank, is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler); David J. Steirman and Abbott J. Keller (Kestrel Management); Gary G. Pollock and William F.K. Schaff (Bay Isle); James L. Kaplan (Kaplan Associates); Leslie
A. Waite (Waite & Associates, L.L.C.); and Sherwood T. Small (E.R. Taylor). Unibank is regarded for purposes of the 1940 Act as being controlled by Unidanmark A/S, a publicly traded financial services holding company in Denmark. Unibank has no prior experience managing mutual funds.

The Bank of New York is the custodian for each Fund, except the Behavioral Long/Short Fund whose custodian is Custodial Trust Company. First Data Distributors, Inc. (the "Distributor") is the distributor for all the Funds.


ADVISORY AND SUB-ADVISORY FEES AND OTHER EXPENSES

Each Fund pays Undiscovered Managers a management fee at the following annual percentage rates of the Fund's daily net assets, subject to the fee deferral arrangements described below:


                       Fund                             Fee Rate
  Behavioral Growth Fund                                 0.95%
  Behavioral Value Fund                                  1.05%
  Behavioral Long/Short Fund                             1.55%
  Special Small Cap Fund                                0.65-1.65%*
  REIT Fund                                              1.05%
  Small Cap Value Fund                                   1.05%
  Hidden Value Fund                                      0.95%
  Core Equity Fund                                       0.74%
  All Cap Value Fund                                     0.74%
  International Equity Fund                              0.95%
  International Small Cap Equity Fund                    1.15%

------------
* After December 29, 1998, the advisory fee rate for the Special Small Cap Fund will vary depending on the investment performance of the Fund. In particular, the applicable fee rate is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Fund during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%. Until December 29, 1998, the annual fee rate is 1.15%. The Russell 2000 Index is composed of the common stocks of the 2000 smallest of the 3000 largest publicly-traded U.S. companies, measured by market capitalization. The Fund uses the Russell 2000 Index as the standard of performance comparison because that index is well known to investors and is commonly regarded as representative of the performance of United States smaller capitalization stocks. The sponsor of the Russell 2000 Index does not sponsor and is not in any other way affiliated with the Fund.

As described above, the advisory fee rate for the Special Small Cap Fund will vary depending on the investment performance of the Fund. The following table provides information concerning a range of potential advisory fee rates for the Special Small Cap Fund.


       Special Small Cap Fund
      Total Return Differential             Fee
 with respect to Russell 2000 Index      Percentage
                  -2.5%                      .65%*
                  -1.5%                      .85%
                     0%                     1.15%
                   1.5%                     1.45%
                   2.5%                     1.65%**

------------
 * Minimum advisory fee rate even if the total return of the Russell 2000 Index exceeds the total return of the Fund by more than 2.5%.
** Maximum advisory fee rate even if the total return of the Fund exceeds the total return of the Russell 2000 Index by more than 2.5%.

Undiscovered Managers pays each Fund's sub-adviser a sub-advisory fee at the following annual percentage rates of the specified levels of the Fund's average daily net assets:


Fund                        Sub-adviser                         Fee Rate as % of Fund's Net Assets
---------------------------------------------------------------------------------------------------------
 Behavioral Growth Fund     Fuller & Thaler                 0.60%   of the first $200 million
                                                           -----    -------------------------------------
                                                            0.55%   of the next $100 million
                                                           -----    -------------------------------------
                                                            0.50%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
Behavioral Value Fund       Fuller & Thaler                 0.70%   of the first $200 million
                                                           -----    -------------------------------------
                                                            0.65%   of the next $100 million
                                                           -----    -------------------------------------
                                                            0.60%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
 Behavioral Long/Short      Fuller & Thaler                 1.20%   of the first $200 million
   Fund                                                     -----    -------------------------------------
                                                            1.15%   of the next $100 million
                                                           -----    -------------------------------------
                                                            1.10%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
Special Small Cap Fund      Kestrel Management              0.30% - of all assets
                                                            1.30%*
---------------------------------------------------------------------------------------------------------
 REIT Fund                   Bay Isle                       0.70%   of the first $200 million
                                                           -------  -------------------------------------
                                                            0.65%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.60%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
Small Cap Value Fund        Kaplan Associates               0.70%   of the first $200 million
                                                           -------  -------------------------------------
                                                            0.65%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.60%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
 Hidden Value Fund          Kaplan Associates               0.60%   of the first $200 million
                                                           -------  -------------------------------------
                                                            0.55%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.50%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
Core Equity Fund            Waite & Associates, L.L.C.      0.40%   of the first $200 million
                                                           -------  -------------------------------------
                                                            0.35%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.30%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
 All Cap Value Fund         E.R. Taylor                     0.40%   of the first $200 million
                                                           -------  -------------------------------------
                                                            0.35%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.30%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
International Equity Fund   Unibank                         0.60%   of the first $200 million
                                                           -------  -------------------------------------
                                                            0.55%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.50%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
 International Small Cap    Unibank                         0.80%   of the first $200 million
   Equity Fund                                             -------  -------------------------------------
                                                            0.75%   of the next $100 million
                                                           -------  -------------------------------------
                                                            0.70%   of assets in excess of $300 million
---------------------------------------------------------------------------------------------------------

------------
*After December 29, 1998, the sub-advisory fee rate for the Special Small Cap Fund will vary depending on the investment performance of the Fund. In particular, the applicable fee rate is deter-mined by adding to (or subtracting from) 0.80% one-fifth of the number of basis points by which the total return of the Fund during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The sub-advisory fee rate will not exceed the annual rate of 1.30% nor be less than the annual rate of 0.30%. Until December 29, 1998, the annual fee rate is 0.80%. For more information about the Russell 2000 Index, see the footnote to the Funds' Advisory Fee Table above.

The Trust intends to apply for an exemptive order from the SEC to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund without obtaining shareholder approval. The exemptive request will also seek to permit, without obtaining shareholder approval, the terms of an existing sub-advisory agreement to be changed or the employment of an existing sub-adviser to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement when such changes or continuation are approved by the Trust's Board of Trustees. There is no assurance that the SEC will issue the exemptive order. This Prospectus would be revised and shareholders notified if the sub-adviser of any Fund is changed.

Pursuant to an Administrative Services Agreement, Undiscovered Managers has agreed to provide each Fund all administrative services, including but not limited to corporate secretarial, treasury, blue sky and fund accounting services. For these services, each Fund pays Undiscovered Managers a monthly fee at the annual rate of 0.25% of the Fund's average net asset value. Undiscovered Managers has entered into an agreement with First Data Investor Services Group, Inc. ("First Data") to provide certain of the foregoing administrative services, at the expense of Undiscovered Managers. First Data has no responsibility with respect to the oversight of any Fund's investment advisory services.


OTHER FUND EXPENSES

In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Undiscovered Managers, including taxes, brokerage commissions, fees under the Service and Distribution Plan with respect to the Fund, if any, fees and expenses of registering and qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and Trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of Trustees who are not directors, officers or employees of Undiscovered Managers. In general, fees and expenses of a Fund are allocated pro rata among such Fund's shares, regardless of class. Fees under the Service and Distribution Plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

Undiscovered Managers has voluntarily agreed, for an indefinite period, to reduce its fees and pay the expenses of each Fund's Institutional Class in excess of the following annual percentage rates of the average daily net assets of each Fund's Institutional Class, subject to the obligation of the Fund to repay Undiscovered Managers such expenses in future years, if any, when the Fund's Institutional Class expenses fall below the stated percentage rate, but only to the extent that such repayment would not cause the Fund's Institutional Class expenses in any such future year to exceed the stated percentage rate, and provided that the Funds are not obligated to repay any such expenses more than two years after the end of the fiscal year in which they were incurred:
0.99% for the All Cap Value Fund and the Core Equity Fund; 1.30% for the Behavioral Growth Fund and the Hidden Value Fund; 1.40% for the Behavioral Value Fund, the REIT Fund and the Small Cap Value Fund; 1.45% for the International Equity Fund; 1.60% for the International Small Cap Equity Fund; 2.00% for the Behavioral Long/Short Fund; and, for the Special Small Cap Fund, the sum of 0.55% plus the advisory fee rate for the Fund for the year in question. Undiscovered Managers may change or terminate these voluntary arrangements at any time, but this Prospectus would be supplemented to describe the change.


                            PORTFOLIO TRANSACTIONS

In addition to selecting portfolio investments for the Fund(s) it manages, each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. Each sub-adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each sub-adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A sub-adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the sub-adviser's expenses. Such services may be used by a sub-adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

A sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the sub-adviser's overall responsibilities to the Fund and its other clients. The sub-adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Portfolio transactions for the International Equity and International Small Cap Equity Funds may be effected by Aros Securities Inc., which is an affiliate of Unibank, the sub-adviser to such Funds.

It is not possible to predict the Funds' portfolio turnover rates with certainty. Each Fund's sub-adviser has indicated, however, that it does not expect that the annual portfolio turnover rate of the Fund(s) it manages would normally exceed the following rates: 50% for the All Cap Value, Core Equity, REIT and International Equity Funds; 60% for the International Small Cap Equity Fund; 75% for the Small Cap Value, Hidden Value and Special Small Cap Funds; 100% for the Behavioral Value Fund; 200% for the Behavioral Growth Fund and 300% for the Behavioral Long/Short Fund. Any Fund's portfolio turnover rate in any year could be significantly higher or lower than these estimates. Higher levels of portfolio turnover may result in higher transactions costs and higher levels of taxable realized capital gains (including short-term capital gains generally taxed at ordinary income tax rates). See "Dividends, Capital Gain Distributions and Taxes" below.


                            HOW TO PURCHASE SHARES

An investor may make an initial purchase of Institutional Class shares of any Fund by submitting a completed application form and payment to:

     Undiscovered Managers Funds
     4400 Computer Drive
     P.O. Box 5181
     Westborough, MA 01581-5181

The minimum initial investment in any Fund is $250,000 in that Fund. A minimum investment of $10,000 applies to the Trustees of the Trust, investment advisory clients of the sub-advisers (and their directors, officers and employees), and employees of Undiscovered Managers and the parents, spouses and children of the foregoing. The minimum investment may be waived by Undiscovered Managers in its sole discretion and will be waived for any new shareholder in Undiscovered Managers Funds who initially invests less than $250,000 but signs a letter of intent stating the shareholder's intention to bring his or her balance to $250,000 within six months after the initial purchase. For investors who purchase through a financial intermediary and hold their shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account and not to the investors individually. Undiscovered Managers reserves the right to redeem the accounts at net asset value of shareholders that have signed a letter of intent but fail to meet the minimum investment within the specified time or to waive any minimum investment in its sole discretion. Subsequent investments must be at least $50,000.

If the balance in a shareholder's account with a Fund is less than a minimum amount set by the Trustees of the Trust from time to time (currently $250,000 for all accounts), that Fund may close the account and send the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

Shares of any Fund may be purchased by (i) cash, (ii) exchanging securities on deposit with a custodian acceptable to Undiscovered Managers or (iii) any combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Undiscovered Managers that the securities to be exchanged are acceptable for purchase by the Fund. In all cases, Undiscovered Managers reserves the right to reject any securities that are proposed for exchange. Securities accepted by Undiscovered Managers in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, a gain or loss for federal income tax purposes would be realized upon the exchange of securities by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-667-1224.

Undiscovered Managers will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Undiscovered Managers and the applicable sub-adviser in their discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by an exchange of securities.

All purchases made by check should be in U.S. dollars and made payable to Undiscovered Managers Funds. Third party checks will not be accepted. When purchases are made by check, redemption proceeds will not be sent until the check paying for the investment has cleared, which may take up to 15 calendar days.

Upon acceptance of an investor's order, First Data opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

After an account has been established, an investor may send subsequent investments at any time directly to First Data at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

Initial and subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to Boston Safe Deposit & Trust Company, ABA #011001234. The text of the wire should read as follows:

     Boston Safe Deposit & Trust Company
     ABA #011001234
     Account #145483
     FBO: Shareholder Name and Account Number
     FOR: Undiscovered Managers Funds

A bank may charge a fee for transmitting funds by wire.

Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

Except for the broker-dealer transaction-based or other fees described in the next paragraph, the price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or sub-agent. Shares of the Funds are sold with no front-end or contingent deferred sales charges. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the SAI.

The Distributor may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there are no front-end or contingent deferred sales charges imposed by the Funds or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.


                         GENERAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services, which are more fully described in the SAI. Explanations and forms are available from First Data. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

Free Exchange Privilege. Institutional Class shares of any Fund may be exchanged, subject to any applicable redemption fees, for Institutional Class shares of any other Fund. Institutional Class shares may not be exchanged for Investor Class shares. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. An exchange of shares of one Fund for shares of another Fund will generally be treated as a sale of the exchanged shares for federal income tax purposes. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

Retirement Plans. The Funds' Institutional Class shares may be purchased by all types of tax-deferred retirement plans. The Distributor makes available retirement plan forms for IRAs.

Systematic Withdrawal Plan. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

Automatic Investment Plan. Voluntary monthly investments of at least $1,000 may be made automatically by pre-authorized withdrawals from an investor's checking account.


                             HOW TO REDEEM SHARES

An investor can redeem shares of any Fund by sending a written request to First Data at 4400 Computer Drive, P.O. Box 5181, Westborough, MA 01581-5181, Attn:
Undiscovered Managers Funds. As described below, an investor may also redeem shares of any Fund by calling Undiscovered Man-agers at 1-800-667-1224. Proceeds resulting from a written or telephonic redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

The written request must include the name of the Fund, the class of shares, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) an investor is providing instructions to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by Undiscovered Managers prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to Undiscovered Managers after the Exchange closes or on a day when the Exchange is not open for business, Undiscovered Managers cannot accept the request and a new request will be necessary.

If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, Undiscovered Managers will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide Undiscovered Managers with the investor's account registration and address as it appears on the records of the Trust. Undiscovered Managers will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine. The Trust, First Data, the Distributor, Undiscovered Managers and the sub-advisers will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed, but may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed. For further information, consult Undiscovered Managers. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

The redemption price for shares of any Fund will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by First Data or an approved broker-dealer or its authorized designee in proper form, less any applicable redemption fee. See "Contingent Redemption Fee" below.

Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request, if the request is in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

CONTINGENT REDEMPTION FEE

Each of the Behavioral Value Fund, the Behavioral Long/Short Fund, the International Equity Fund and the International Small Cap Equity Fund are intended for long-term investors. In each such Fund, short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, each of the Behavioral Value Fund, the Behavioral Long/Short Fund, the International Equity Fund and the International Small Cap Equity Fund assess a redemption fee in the amount of 1.00% on redemptions and exchanges of Fund shares held for one year or less from the time of purchase.

The contingent redemption fee will be paid to the Fund from which the redemption is made to help offset brokerage and other Fund costs associated with redemptions. The Funds will use the "First-in, First-out" (FIFO) method to determine the holding period of an investor's shares. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of Fund shares held in the account. If this holding period is one year or less, the contingent redemption fee will be assessed. Redemption fees are not sales loads or contingent deferred sales loads.

The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends.


                    CALCULATION OF PERFORMANCE INFORMATION

The Funds may include in advertising their "total return" for the one-, five- and ten-year periods (or for the life of a Fund, if shorter) through the most recent calendar quarter. These total returns represent the average annual compounded rate of return on a hypothetical investment of $1,000 in a Fund and do not reflect any applicable contingent redemption or exchange fee. Total return would be lower if such redemption or exchange fee were included. Total return may also be presented for other periods and on a cumulative (in addition to average annual) basis. All data are based on a Fund's past investment results and do not predict future performance. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. The Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to qualify as a regulated investment company under the Code. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains (generally subject to a 20% tax rate) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of a Fund. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder).

Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to the investor (1) if the investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is noti-fied that the investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividends-received deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

First Data will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

Each of the International Funds may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in such Fund's portfolio. Each International Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code which may allow certain Fund shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the Internal Revenue Service must be increased by the amount of the shareholder's portion of such Fund's foreign tax paid. In addition, each International Fund's investment in foreign securities or foreign currencies may increase or accelerate such Fund's recognition of ordinary income and may affect the timing or amount of such Fund's distributions.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.


                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

Each Fund is a series of the Trust. The Trust was organized as a Massachusetts business trust on September 29, 1997. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes. Currently, the Behavioral Growth Fund, the REIT Fund, the Small Cap Value Fund, the Hidden Value Fund, the Core Equity Fund and the All Cap Value Fund have two classes of shares--Institutional Class shares and Investor Class shares. The Behavioral Value Fund, the Behavioral Long/Short Fund, the Special Small Cap Fund, the International Equity Fund and the International Small Cap Equity Fund have only Institutional Class shares. Investor Class shares are offered in a separate prospectus. Each share in a Fund has one vote, with fractional shares voting proportionally. All Trust shares entitled to vote will vote together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class will be required to decide the question. Shares are freely transferable, are entitled to dividends as declared by the Trustees of the Trust, and, if a Fund were liquidated, would receive the net assets of such Fund. Each Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. The Trust does not generally hold regular shareholder meetings and will do so only when required by law. Shareholders may remove the Trustees of the Trust from office by votes cast at a shareholder meeting or by written consent.

Investor Class shares are identical to Institutional Class shares, except that Investor Class shares bear certain additional fees such as distribution fees and fees for additional personal services to Investor Class shareholders and/or the maintenance of Investor Class shareholder accounts and have separate voting rights in certain circumstances. Since Investor Class shares of a Fund, if any, bear such additional fees, and consequently higher total fees, they are expected to have a lower total return than Institutional Class shares of such Fund. Institutional Class shares do not convert into Investor Class shares, and Investor Class shares do not convert into Institutional Class shares.

As of November 15, 1998, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the 1940 Act.


Behavioral Growth Fund                Charles Schwab & Co., Inc. (on behalf of certain of
                                      its customers)

Behavioral Value Fund                 None*

Behavioral Long/Short Fund            None*

Special Small Cap Fund                Charles Schwab & Co., Inc. (on behalf of certain of
                                      its customers)

REIT Fund                             Charles Schwab & Co., Inc. (on behalf of certain of
                                      its customers)

Small Cap Value Fund                  Charles Schwab & Co., Inc. (on behalf of certain of
                                      its customers)

Hidden Value Fund                     None

Core Equity Fund                      Charles Schwab & Co., Inc. (on behalf of certain of
                                      its customers)

All Cap Value Fund                    Undiscovered Managers, LLC
                                      BankBoston, custodian for Charles L. Edson IRA

International Equity Fund             None*

International Small Cap Equity Fund   None*

------------
* The Fund had not commenced operations as of November 15, 1998.


Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of such liability is considered remote since it may arise only in very limited circumstances.

                                                                     APPENDIX A


                               FUND PERFORMANCE

   COMPARATIVE PERFORMANCE MEASUREMENT: GROWTH OF A $10,000 INVESTMENT IN A
      FUND'S INSTITUTIONAL CLASS SHARES AND A BENCHMARK SECURITIES INDEX


[TABULAR REPRESENTATION OF LINE CHART]

BEHAVIORAL GROWTH FUND


                              12/97          2/98           5/98          8/98

Behavioral Growth Inst        $10,000        $11,240        $11,384       $9,488
Russell 2500 Growth Index     $10,000        $10,839        $10,616       $7,648


Total Return of the Behavioral Growth Fund from 12/31/97 (commencement of investment operations) to 8/31/98 = (5.12)%

Total Return of the Russell 2500 Growth Index from 12/31/97 to 8/31/98 =
(23.52)%



[TABULAR REPRESENTATION OF LINE CHART]

REIT FUND


                               1/98          2/98           5/98          8/98

REIT Inst                     $10,000        $9,704         $9,680        $8,512
Morgan Stanley REIT Index     $10,000        $9,686         $9,482        $7,982


Total Return of the REIT Fund from 1/1/98 (commencement of investment operations) to 8/31/98 = (14.88)%

Total Return of the Morgan Stanley REIT Index from 1/1/98 to 8/31/98 = (20.18)%



[TABULAR REPRESENTATION OF LINE CHART]

SPECIAL SMALL CAP FUND


                              12/97          2/98           5/98          8/98

Special Small Cap Inst        $10,000        $10,408        $10,784       $8,320
Russell 2000 Index            $10,000        $10,827        $10,726       $7,960


Total Return of the Special Small Cap Fund from 12/30/97 (commencement of investment operations) to 8/31/98 = (16.80)%

Total Return of the Russell 2000 Index from 12/30/97 to 8/31/98 = (20.40)%



[TABULAR REPRESENTATION OF LINE CHART]

SMALL CAP VALUE FUND


                              12/97          2/98           5/98          8/98

Small Cap Value Inst          $10,000        $10,736        $11,672       $8,720
Russell 2000 Index            $10,000        $10,827        $10,726       $7,960


Total Return of the Small Cap Value Fund from 12/30/97 (commencement of investment operations) to 8/31/98 = (12.80)%

Total Return of the Russell 2000 Index from 12/30/97 to 8/31/98 = (20.40)%



Each of the illustrations above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/98. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

[TABULAR REPRESENTATION OF LINE CHART]

HIDDEN VALUE FUND


                              12/97          2/98           5/98          8/98

Hidden Value Inst             $10,000        $10,696        $10,680       $7,808
Russell Mid Cap Index         $10,000        $10,661        $10,849       $8,799


Total Return of the Hidden Value Fund from 12/31/97 (commencement of investment operations) to 8/31/98 = (21.92)%

Total Return of the Russell Mid Cap Index from 12/31/97 to 8/31/98 = (12.01)%



[TABULAR REPRESENTATION OF LINE CHART]

CORE EQUITY FUND


                              12/97          2/98           5/98         8/98

Core Equity Inst              $10,000        $10,824        $11,296      $10,200
S&P 500 Index                 $10,000        $10,836        $11,308      $ 9,961


Total Return of the Core Equity Fund from 12/31/97 (commencement of investment operations) to 8/31/98 = 2.00%

Total Return of the S&P 500 Index from 12/31/97 to 8/31/98 = (0.39)%



[TABULAR REPRESENTATION OF LINE CHART]

ALL CAP VALUE FUND

                              12/97          2/98           5/98          8/98

All Cap Value Inst            $10,000        $10,928        $11,520       $9,224
Russell 1000 Value Index      $10,000        $10,540        $11,092       $9,394


Total Return of the All Cap Value Fund from 12/31/97 (commencement of investment operations) to 8/31/98 = (7.76)%

Total Return of the Russell 1000 Value Index from 12/31/97 to 8/31/98 = (6.06)%



Each of the illustrations above compares a $10,000 investment made in Institutional Class shares of a Fund on the date of the commencement of investment operations of such Fund to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the commencement of investment operations of a Fund through 8/31/98. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                     [This Page Intentionally Left Blank]

                     [This Page Intentionally Left Blank]

                              INVESTMENT ADVISER

                           Undiscovered Managers, LLC
                             Plaza of the Americas
                       700 North Pearl Street, Suite 1700
                              Dallas, Texas 75201
                            Toll free: 888-242-3514
                              Phone: 214-999-7200
                               Fax: 214-999-7201

================================================================================

                                  DISTRIBUTOR

                         First Data Distributors, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581


                                 LEGAL COUNSEL

                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110


                                TRANSFER AGENT

                    First Data Investor Services Group, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581


                             INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                               125 Summer Street
                          Boston, Massachusetts 02110


                                  CUSTODIANS

                              The Bank of New York
                                 48 Wall Street
                            New York, New York 10286

                            Custodial Trust Company
                              101 Carnegie Center
                          Princeton, New Jersey 08540

                          UNDISCOVERED MANAGERS FUNDS


        Supplement dated December 28, 1998 to Investor Class Prospectus dated December 28, 1998

     On December 15, 1998, the Trustees of Undiscovered Managers Funds (the "Trust") unanimously approved a Service and Distribution Plan (the "Service and Distribution Plan") relating to the Investor Class shares of the Trust. See page 18 of the Trust's Investor Class Prospectus for a description of the Service and Distribution Plan. The Service and Distribution Plan will not take effect with respect to any of the following funds of the Trust until it has been approved by that particular fund's Investor Class shareholders: Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Hidden Value Fund, Undiscovered Managers Core Equity Fund and Undiscovered Managers All Cap Value Fund. A special meeting of Investor Class shareholders is proposed to be held for all such funds on January 29, 1999 for the purpose of voting on the Service and Distribution Plan. For any such fund, until such time as its Investor Class shareholders approve the Service and Distribution Plan, the Shareholder Servicing Plan of the Trust (the "Shareholder Servicing Plan") will remain in effect for such fund. Below is a description of the Shareholder Servicing Plan.

     Pursuant to the Shareholder Servicing Plan, Undiscovered Managers, LLC, may provide (or arrange for another intermediary or agent to provide) certain services to Investor Class shareholders of the Trust (Undiscovered Managers, LLC, or such entity is referred to as a "Servicing Agent" in such capacity). Such services may include transfer agent and sub-transfer agent services, accounting services and other administrative and recordkeeping services to both record owners and non-record owners of Investor Class shares. The Shareholder Servicing Plan permits the Trust's funds with Investor Class shares to pay fees of up to 0.35% of the average daily net asset value of Investor Class shares to Servicing Agents for these services.

                         [LOGO]undiscovered managers(TM)

                           UNDISCOVERED MANAGERS FUNDS


INVESTOR CLASS
P R O S P E C T U S

DECEMBER 28, 1998



                        INVESTOR CLASS SHARES OF:
                        -------------------------------------------------------

                               UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                               UNDISCOVERED MANAGERS REIT FUND
                               UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                               UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                               UNDISCOVERED MANAGERS CORE EQUITY FUND
                               UNDISCOVERED MANAGERS ALL CAP VALUE FUND




Undiscovered Managers Funds
Plaza of the Americas
700 North Pearl Street, Suite 1700
Dallas, Texas 75201
1-888-242-3514

INVESTOR CLASS
Prospectus                                          December 28, 1998


                          UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Funds (the "Trust") is a registered open-end management investment company with eleven separately managed portfolios. Six of the Trust's portfolios (each such portfolio a "Fund," and collectively, the "Funds") offer Investor Class shares. Undiscovered Managers, LLC ("Undiscovered Managers") is the investment adviser of the Funds. Each Fund's portfolio is managed by a sub-adviser selected by Undiscovered Managers for its experience managing a portfolio of this kind:

o Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund") is managed by Fuller & Thaler Asset Management, Inc.

o Undiscovered Managers REIT Fund (the "REIT Fund") is managed by Bay Isle Financial Corporation.

o Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund") is managed by J.L. Kaplan Associates, LLC.

o Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund") is managed by J.L. Kaplan Associates, LLC.

o Undiscovered Managers Core Equity Fund (the "Core Equity Fund") is managed by Waite & Associates, L.L.C.

o Undiscovered Managers All Cap Value Fund (the "All Cap Value Fund") is managed by E.R. Taylor Investments, Inc.

Each Fund's investment objective is long-term growth of capital, except for the Behavioral Growth Fund, which has the investment objective of growth of capital and the REIT Fund, which has the investment objective of high total investment return. In seeking to achieve its objective, each Fund invests primarily in equity securities of U.S. companies. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund currently offers two classes of shares -- Investor Class shares and Institutional Class shares. This Prospectus concisely describes the information that an investor should know before investing in Investor Class shares of each Fund. Please read it carefully and keep it for future reference. Institutional Class shares of the Funds are described in a separate prospectus. To obtain more information about Institutional Class shares of the Funds, please call toll free 1-888-242-3514.

A Statement of Additional Information (the "SAI") dated December 28, 1998, is available upon request and free of charge. Write to Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201, or call toll free 1-888-242-3514. The SAI, which contains more detailed information about the Funds and other series of the Trust, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and other information regarding registrants that file electronically with the SEC.

For more information about establishing an account, or any other information about the Funds and any other series of the Trust, call toll free
1-888-242-3514.

--------------------------------------------------------------------------------
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS



                                                                          Page
Summary of Expenses ..................................................     4
Financial Highlights .................................................     6
The Funds ............................................................     8
  Behavioral Growth Fund .............................................     8
  REIT Fund ..........................................................     9
  Small Cap Value Fund ...............................................    10
  Hidden Value Fund ..................................................    11
  Core Equity Fund ...................................................    12
  All Cap Value Fund .................................................    13
  All Funds ..........................................................    14
More Information About the Funds' Investments and Risk Considerations     15
Management of the Funds ..............................................    17
Portfolio Transactions ...............................................    19
How to Purchase Shares ...............................................    19
General Shareholder Services .........................................    21
How to Redeem Shares .................................................    21
Calculation of Performance Information ...............................    23
Dividends, Capital Gain Distributions and Taxes ......................    23
Organization and Capitalization of the Trust .........................    23
Appendix A--Fund Performance .........................................    A-1

                              SUMMARY OF EXPENSES


The following information is provided to assist an investor in understanding the various expenses that an investor in Investor Class shares of a Fund will bear directly or indirectly. The information about each Fund's Investor Class shares shown below is based on annualized projected expenses of the Investor Class shares for the fiscal year that ends on August 31, 1999. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Investor Class shares of each Fund over specified periods, assuming the 5% annual return required under federal regulations.



                                                   Behavioral                    Small
                                                     Growth         REIT       Cap Value
                                                      Fund          Fund         Fund
                                                  ------------   ----------   ----------
                                                    Investor      Investor     Investor
                                                      Class         Class        Class
                                                  ------------   ----------   ----------
Shareholder Transaction
   Expenses:
 Maximum Sales Load Imposed on
   Purchases (as % of offering price) .........      none          none          none
 Maximum Sales Load Imposed on
   Reinvested Dividends (as % of
   offering price) ............................      none          none          none
 Maximum Deferred Sales Load (as % of
   original purchase price or redemption
   proceeds, as applicable) ...................      none          none          none
 Redemption Fees* .............................      none          none          none
 Exchange Fees ................................      none          none          none
Annual Operating Expenses
 (as a percentage of average net assets):
 Management Fees ..............................      0.95%         1.05%         1.05%
 12b-1 Fees** .................................      0.35%         0.35%         0.35%
 Other Operating Expenses
   (after expense reimbursements) .............      0.35%         0.35%         0.35%
 Total Operating Expenses (after expense
   reimbursements) ............................      1.65%         1.75%         1.75%
 Example***:
 An investor would pay the following
   expenses on a $1,000 investment
   assuming a 5% annual return (with or
   without a redemption at the end of
   each time period):
 One Year .....................................      $17           $18           $18
 Three Years ..................................      $52           $55           $55

------------
  * Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.
 ** Because of the ongoing nature of the 12b-1 fees, long-term shareholders of Investor Class shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc.
*** Under SEC rules, recently-organized funds, such as the Funds, are required to show expenses in an example for one- and three-year periods only.

Other Operating Expenses are based on estimated amounts for the 1999 fiscal year after giving effect to voluntary expense limitations. Undiscovered Managers, the Funds' investment adviser, has voluntarily agreed, for an indefinite period, to limit the Investor Class Total Operating Expenses of each of the Behavioral Growth, REIT and Small Cap Value Funds to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. Without this agreement, estimated Other Operating Expenses and Total Operating Expenses for the Investor Class would be 2.11% and 3.06%, respectively, for the Behavioral Growth Fund; 1.67% and 2.72%, respectively, for the REIT Fund; and 1.76% and 2.81%, respectively, for the Small Cap Value Fund. See "Management of the Funds -- Advisory and Sub-Advisory Fees."

                                                                     (continued)

                                                    Hidden        Core       All Cap
                                                     Value       Equity       Value
                                                     Fund         Fund         Fund
                                                  ----------   ----------   ---------
                                                   Investor     Investor     Investor
                                                     Class        Class       Class
                                                  ----------   ----------   ---------
Shareholder Transaction
   Expenses:
 Maximum Sales Load Imposed on
   Purchases (as % of offering price) .........      none         none        none
 Maximum Sales Load Imposed on
   Reinvested Dividends (as % of
   offering price) ............................      none         none        none
 Maximum Deferred Sales Load (as % of
   original purchase price or redemption
   proceeds, as applicable) ...................      none         none        none
 Redemption Fees* .............................      none         none        none
 Exchange Fees ................................      none         none        none
Annual Operating Expenses
 (as a percentage of average net assets):
 Management Fees ..............................      0.95%        0.74%       0.74%
 12b-1 Fees** .................................      0.35%        0.35%       0.35%
 Other Operating Expenses
   (after expense reimbursements) .............      0.35%        0.25%       0.25%
 Total Operating Expenses (after expense             1.65%        1.34%       1.34%
   reimbursements) ............................
 Example***:
 An investor would pay the following
   expenses on a $1,000 investment
   assuming a 5% annual return (with or
   without a redemption at the end of
   each time period):
 One Year .....................................      $17          $14         $14
 Three Years ..................................      $52          $42         $42

------------
 * Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.
 ** Because of the ongoing nature of the 12b-1 fees, long-term shareholders of Investor Class shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.
*** Under SEC rules, recently-organized funds, such as the Funds, are required to show expenses in an example for one- and three-year periods only.

Other Operating Expenses are based on estimated amounts for the 1999 fiscal year after giving effect to voluntary expense limitations. Undiscovered Managers, the Funds' investment adviser, has voluntarily agreed, for an indefinite period, to limit the Investor Class Total Operating Expenses of each of the Hidden Value, Core Equity and All Cap Value Funds to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. Without this agreement, estimated Other Operating Expenses and Total Operating Expenses for the Investor Class would be 10.06% and 11.01%, respectively, for the Hidden Value Fund; 8.22% and 8.96%, respectively, for the Core Equity Fund; and 30.63% and 31.37%, respectively, for the All Cap Value Fund. See "Management of the Funds -- Advisory and Sub-Advisory Fees."

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period


                                                                                Behavioral          Small Cap             Hidden
                                                                                  Growth              Value               Value
                                                                                   Fund                Fund                Fund
                                                                           ------------------  ------------------  -----------------
                                                                                 Investor            Investor            Investor
                                                                                 Class(1)            Class(1)            Class(1)
                                                                           ------------------  ------------------  -----------------
                                                                               Period ended        Period ended        Period ended
                                                                                August 31,          August 31,          August 31,
                                                                                   1998                1998                1998
                                                                           ------------------  ------------------  -----------------
Net Asset Value, beginning of period .....................................     $ 14.74             $ 13.45             $ 12.09
Income from Investment Operations:
 Net investment income (loss) (+) ........................................        0.00 (A)            0.00 (A)            0.01
 Net realized and unrealized gain (loss) on
   investments ...........................................................       (2.89)              (2.54)              (2.34)
                                                                               ----------          ----------          ----------
   Total income (loss) from Investment
    Operations ...........................................................       (2.89)              (2.54)              (2.33)
                                                                               ----------          ----------          ----------
Net increase (decrease) in net asset value
 from operations .........................................................       (2.89)              (2.54)              (2.33)
                                                                               ----------          ----------          ----------
Net Asset Value, end of period ...........................................     $ 11.85             $ 10.91             $  9.76
                                                                               ==========          ==========          ==========
Total Return .............................................................      (19.61)%**          (18.88)%**          (19.27)%**
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) .....................................     $    40             $    31             $    40
Ratios to average net assets:
 Net investment income (loss) including
   reimbursement .........................................................       (0.35)%*             0.15%*              0.58%*
 Operating expenses including
   reimbursement .........................................................        1.30%*              1.40%*              1.30%*
Portfolio Turnover Rate ..................................................          67%**               10%**               74%**
Average Commission Rate Paid .............................................     $0.0439***          $0.0587***          $0.0545***

+ The operating expenses of the Fund may reflect a reduction of the Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

 Net investment income (loss) ............................................       (5.43)%*            (3.67)%*           (15.51)%*
 Operating Expenses ......................................................        6.38%*              5.22%*             17.39%*
 Net investment income (loss) per share ..................................     $ (0.07)            $ (0.04)            $ (0.15)


----------------
*     Annualized
**    Not Annualized
***   Not Audited
(1)   The Fund's Investor Class commenced operations on July 31, 1998.
(A)   Represents less than $0.005 per share.

     The above information (except for the information relating to the average commission rate paid by the Funds) has been audited by Deloitte & Touche LLP, independent auditors. The report of Deloitte & Touche LLP is incorporated by reference in the Trust's SAI and may be obtained by shareholders upon request and without charge. These Financial Highlights should be read in conjunction with the other audited financial statements and related notes which are incorporated by reference in the Trust's SAI.

     A discussion of the performance of each Fund in the fiscal year ended August 31, 1998, is included in the Trust's Annual Report for the fiscal year ended August 31, 1998. Copies of the Trust's Annual Report are available upon request and without charge. A comparison of the performance of each Fund's Investor Class over the life of such class with that of a benchmark securities index is included in Appendix A to this Prospectus.

Selected data for a share of beneficial interest outstanding throughout the period


                                                                                                   Core               All Cap
                                                                                                  Equity               Value
                                                                                                   Fund                 Fund
                                                                                           -------------------  ------------------
                                                                                                 Investor             Investor
                                                                                                 Class(1)             Class(1)
                                                                                           -------------------  ------------------
                                                                                               Period ended         Period ended
                                                                                                August 31,           August 31,
                                                                                                   1998                 1998
                                                                                           -------------------  ------------------
Net Asset Value, beginning of period .....................................................     $ 14.75              $ 14.18
Income from Investment Operations:
 Net investment income (loss) (+) ........................................................        0.01                 0.01
 Net realized and unrealized gain (loss) on
   investments ...........................................................................       (2.01)               (2.67)
                                                                                               ----------           ----------
   Total income (loss) from Investment Operations ........................................       (2.00)               (2.66)
                                                                                               ----------           ----------
Net increase (decrease) in net asset value from
 operations ..............................................................................       (2.00)               (2.66)
                                                                                               ----------           ----------
Net Asset Value, end of period ...........................................................     $ 12.75              $ 11.52
                                                                                               ==========           ==========
Total Return .............................................................................      (13.56)%**           (18.76)%*
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) .....................................................     $    43              $    41
Ratios to average net assets:
 Net investment income (loss) including
   reimbursement .........................................................................        1.18%*               0.95%*
 Operating expenses including reimbursement ..............................................        0.99%*               0.99%*
Portfolio Turnover Rate ..................................................................          46%**                36%**
Average Commission Rate Paid .............................................................     $0.0618***           $0.0600***

+ The operating expenses of the Fund may reflect a reduction of the Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

 Net investment income (loss) ............................................................      (16.58)%*            (41.53)%*
 Operating Expenses ......................................................................       18.75%*              43.47%*
 Net investment income (loss) per share ..................................................     $ (0.21)             $ (0.48)


----------------
*     Annualized
**    Not Annualized
***   Not Audited
(1)   The Fund's Investor Class commenced operations on July 31, 1998.

     The above information (except for the information relating to the average commission rate paid by the Funds) has been audited by Deloitte & Touche LLP, independent auditors. The report of Deloitte & Touche LLP is incorporated by reference in the Trust's SAI and may be obtained by shareholders upon request and without charge. These Financial Highlights should be read in conjunction with the other audited financial statements and related notes which are incorporated by reference in the Trust's SAI.

     A discussion of the performance of each Fund in the fiscal year ended August 31, 1998, is included in the Trust's Annual Report for the fiscal year ended August 31, 1998. Copies of the Trust's Annual Report are available upon request and without charge. A comparison of the performance of each Fund's Investor Class over the life of such class with that of a benchmark securities index is included in Appendix A to this Prospectus.

                                   THE FUNDS

The following sections present information about the investment objective, policies and strategies, sub-adviser and portfolio manager(s) for each Fund.


BEHAVIORAL GROWTH FUND
-------------------------

The Behavioral Growth Fund's investment objective is growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser believes have growth characteristics. In selecting stocks for the Fund, the sub-adviser applies principles based on behavioral studies. The sub-adviser believes that behavioral biases on the part of investors may cause the market to under-react to new, positive information concerning a company. The sub-adviser analyzes companies that have recently announced higher than expected earnings, and seeks to determine whether the market value of the company's stock fully reflects the sub-adviser's expectations as to the company's future earnings and growth prospects. The sub-adviser expects that the median market capitalization of stocks held by the Fund will ordinarily be approximately $1 billion, and that the average market capitalization will be between $1.5 and $2 billion, but the median and average capitalizations could be significantly higher or lower. The Fund will ordinarily remain substantially fully invested in common stocks.

Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler"), formerly known as RJF Asset Management, Inc., is the sub-adviser to the Fund. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller and Frederick W. Stanske have day-to-day responsibility for the management of the Fund's portfolio. Mr. Fuller founded Fuller & Thaler and has served as its President since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as Vice President and Portfolio Manager and became Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996.

REIT FUND
-------------------------

The REIT Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event in normal market conditions at least 65% of its assets, in equity securities of real estate investment trusts ("REITs"), including REITs with relatively small market capitalization. In selecting investments for the Fund, the Fund's sub-adviser seeks to identify REITs that have good management, strong balance sheets, above average growth in funds from operations and that trade at a discount to their underlying value.

Bay Isle Financial Corporation ("Bay Isle") is the Fund's sub-adviser. Bay Isle, 160 Sansome Street, San Francisco, California, was founded in 1986, and serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations, and other institutional and individual investors.

William F.K. Schaff has day-to-day responsibility for the management of the Fund's portfolio. He receives significant analytical assistance from Bay Isle's chief REIT analyst, Ralph L. Block. Mr. Schaff has served as a portfolio manager and Chief Investment Officer of Bay Isle since 1989. Mr. Block has nearly 30 years' experience investing in REITs and is the author of a recent book on REIT investing, The Essential REIT. Mr. Block has served as a REIT analyst for Bay Isle since 1993. Mr. Block was also a Partner of the law firm of Graven Perry Block Brody & Qualls from 1969 to 1995.

SMALL CAP VALUE FUND
-------------------------

The Small Cap Value Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of companies with a market float of $1.2 billion or less that the Fund's sub-adviser considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. (Market float is the total value of all the outstanding shares of a company that are registered for public trading and does not include shares held by company founders or other insiders that are not freely resalable.) In selecting stocks for the Fund, the Fund's sub-adviser will consider, among other things, the issuer's earning power and the relative value of the issuer's assets. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks of companies with a market float of $1.2 billion or less.

J.L. Kaplan Associates, LLC ("Kaplan Associates") is the sub-adviser to the Fund. Kaplan Associates, 222 Berkeley Street, Suite 2010, Boston, Massachusetts, is the successor firm to J.L. Kaplan Associates, an investment advisory firm founded in 1976. Kaplan Associates serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the Fund's portfolio. Mr. Kaplan has been the principal of Kaplan Associates and its predecessor since founding the firm in 1976. From 1972 to 1984, he was Associate Professor of Mathematics at Boston University. Mr. Weisman has been a portfolio manager at the firm since 1986. From 1984 to 1986, Mr. Weisman was an investment analyst at Delphi Management, Inc.

HIDDEN VALUE FUND
-------------------------

The Hidden Value Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing primarily in common stocks of companies that the Fund's sub-adviser considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. The sub-adviser believes that the value of certain stocks will tend to be "hidden" from the market for reasons including the coverage of certain companies by relatively few securities analysts. The sub-adviser expects that the median market capitalization of stocks held by the Fund will ordinarily range from $800 million to $5 billion. In selecting stocks for the Fund, the sub-adviser will consider, among other things, the issuer's earning power and the relative value of the issuer's assets. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks.

The Fund's sub-adviser is Kaplan Associates, and James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the Fund's portfolio. For more information about Kaplan Associates and Messrs. Kaplan and Weisman, see "Small Cap Value Fund" above.

CORE EQUITY FUND
-------------------------

The Core Equity Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality U.S. companies. Although the common stocks in which the Fund invests will typically have larger market capitalization, the Fund may invest in stocks with capitalization as low as $1 billion. In selecting investments for the Fund, the Fund's sub-adviser will consider, among other things, its expectations as to the relative performance of various sectors of the economy and the relative growth prospects of different companies within such sectors. Under normal market conditions, the Fund will ordinarily be substantially fully invested in common stocks of U.S. companies.

Waite & Associates, L.L.C. is the Fund's sub-adviser. Waite & Associates, L.L.C., 601 South Figueroa Street, Los Angeles, California, is the successor firm to Waite & Associates, the successor firm to Waite & Correnti, an investment advisory firm founded in 1978. Leslie A. Waite and Diana L. Calhoun have day-to-day responsibility for the management of the Fund's portfolio. Mr. Waite founded Waite & Correnti in 1978 and has served since then as President and Chief Investment Officer of the firm. Ms. Calhoun joined the firm in 1981 and holds the positions of Managing Director and Senior Portfolio Manager. Ms. Calhoun held the position of Senior Vice President of Trading from 1981 until becoming a Managing Director in 1997, and has been a Senior Portfolio Manager since 1992.

ALL CAP VALUE FUND
-------------------------

The All Cap Value Fund's investment objective is long-term growth of capital.

The Fund seeks to achieve its objective by investing in common stocks of companies of any market capitalization (small-, mid- or large-cap) that its sub-adviser believes are undervalued and therefore offer above-average potential for capital growth. In selecting these stocks, the sub-adviser will consider, among other things, the issuer's cash flow, price-to-book ratio, return on capital, balance sheets, and management. The Fund will ordinarily remain substantially fully invested in common stocks.

E.R. Taylor Investments, Inc. ("E.R. Taylor") is the sub-adviser to the Fund. E.R. Taylor, 46 South Main Street, Suite 4, Concord, New Hampshire, was founded in 1983, and serves as an investment adviser to endowment funds, charitable organizations and other institutional and individual investors. E.R. Taylor's philosophy is to invest in undervalued, quality companies where management uses cash flow to build shareholder value.

Investment decisions for the Fund are made by E.R. Taylor's Investment Committee, which consists of six investment professionals. Sherwood T. Small, President of E.R. Taylor, is the Chairman of the Investment Committee. Mr. Small has served as President of E.R. Taylor since 1992.

ALL FUNDS

THE FUNDS' INVESTMENTS
In addition to the investments described above, each Fund may lend its portfolio securities and enter into repurchase agreements. See "More Information About the Funds' Investments and Risk Considerations" below.


INVESTMENT OBJECTIVES AND POLICIES
Except as explicitly described otherwise, the investment objective and policies of each of the Funds are not "fundamental" and may be changed without shareholder approval.


DIVERSIFICATION
Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), except for the REIT Fund, which is "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets is not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than a diversified fund.

     MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

It is important to understand the following risks inherent in a Fund before you invest.

COMMON STOCKS AND OTHER EQUITY SECURITIES
Common stocks and similar equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include securities exercisable for or convertible into common stocks (e.g., warrants). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Companies" below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.


SMALL COMPANIES
All of the Funds may invest in companies with relatively small market capitalization, and the Small Cap Value Fund will invest primarily in such companies. See "The Funds--Small Cap Value Fund" above.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.


REPURCHASE AGREEMENTS
All of the Funds will normally invest at least 65% of their total assets in common stocks or other equity securities. Any assets not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements.

Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.


LOANS OF SECURITIES
The Funds may lend their portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Funds. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.


REAL ESTATE INVESTMENT TRUSTS
The REIT Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets' risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.


"YEAR 2000" MATTERS
Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems of a Fund fail to process information properly, such failure could have an adverse impact on the Fund's operations and services provided to shareholders. Undiscovered Managers, the sub-advisers and the distributor, administrator, sub-administrator, transfer agent, custodian and certain other service providers to each of the Funds have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address this so-called "Year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

                            MANAGEMENT OF THE FUNDS

Undiscovered Managers is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. Undiscovered Managers monitors and evaluates each sub-adviser to assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. Undiscovered Managers does not, however, determine what investments will be purchased or sold for a Fund.

Undiscovered Managers was organized in 1997 as a Delaware limited liability company. The address of Undiscovered Managers is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201. Mark P. Hurley, the President of Undiscovered Managers, and AMRESCO, Inc., a publicly traded corporation engaged in residential mortgage banking, commercial mortgage banking, asset management and commercial finance, each own more than 25% of the voting securities of Undiscovered Managers and therefore are regarded to control Undiscovered Managers for purposes of the 1940 Act. Each of the sub-advisers is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler); Gary G. Pollock and William F.K. Schaff (Bay Isle); James L. Kaplan (Kaplan Associates); Leslie A. Waite (Waite & Associates, L.L.C.); and Sherwood T. Small (E.R. Taylor).

The Bank of New York is the custodian for all the Funds. First Data Distributors, Inc. (the "Distributor") is the distributor for all the Funds.

ADVISORY AND SUB-ADVISORY FEES AND OTHER EXPENSES

Each Fund pays Undiscovered Managers a management fee at the following annual percentage rates of the Fund's daily net assets, subject to the fee deferral arrangements described below:


          Fund                         Fee Rate
  Behavioral Growth Fund               0.95%
  REIT Fund                            1.05%
  Small Cap Value Fund                 1.05%
  Hidden Value Fund                    0.95%
  Core Equity Fund                     0.74%
  All Cap Value Fund                   0.74%


Undiscovered Managers pays each Fund's sub-adviser a sub-advisory fee at the following annual percentage rates of the specified levels of the Fund's average daily net assets:


Fund                      Sub-adviser                        Fee Rate as % of Fund's Net Assets
------------------------------------------------------------------------------------------------------
 Behavioral Growth Fund   Fuller & Thaler              0.60%      of the first $200 million
                                                       ----       ------------------------------------
                                                       0.55%      of the next $100 million
                                                       ----       ------------------------------------
                                                       0.50%      of assets in excess of $300 million
------------------------------------------------------------------------------------------------------
REIT Fund                 Bay Isle                     0.70%      of the first $200 million
                                                       ----       ------------------------------------
                                                       0.65%      of the next $100 million
                                                       ----       ------------------------------------
                                                       0.60%      of assets in excess of $300 million
------------------------------------------------------------------------------------------------------
Small Cap Value Fund      Kaplan Associates            0.70%      of the first $200 million
                                                       ----       ------------------------------------
                                                       0.65%      of the next $100 million
                                                       ----       ------------------------------------
                                                       0.60%      of assets in excess of $300 million
------------------------------------------------------------------------------------------------------
Hidden Value Fund         Kaplan Associates            0.60%      of the first $200 million
                                                       ----       ------------------------------------
                                                       0.55%      of the next $100 million
                                                       ----       ------------------------------------
                                                       0.50%      of assets in excess of $300 million
------------------------------------------------------------------------------------------------------
Core Equity Fund          Waite & Associates, L.L.C.   0.40%      of the first $200 million
                                                       ----       ------------------------------------
                                                       0.35%      of the next $100 million
                                                       ----       ------------------------------------
                                                       0.30%      of assets in excess of $300 million
------------------------------------------------------------------------------------------------------
All Cap Value Fund        E.R. Taylor                  0.40%      of the first $200 million
                                                       ----       ------------------------------------
                                                       0.35%      of the next $100 million
                                                       ----       ------------------------------------
                                                       0.30%      of assets in excess of $300 million
------------------------------------------------------------------------------------------------------

The Trust intends to apply for an exemptive order from the SEC to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund or any other series of the Trust without obtaining shareholder approval. The exemptive request will also seek to permit, without obtaining shareholder approval, the terms of an existing sub-advisory agreement to be changed or the employment of an existing sub-adviser to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement when such changes or continuation are approved by the Trust's Board of Trustees. There is no assurance that the SEC will issue the exemptive order. This Prospectus would be revised and shareholders notified if the sub-adviser of any Fund is changed.

Pursuant to an Administrative Services Agreement, Undiscovered Managers has agreed to provide each Fund all administrative services, including but not limited to corporate secretarial, treasury, blue sky and fund accounting services. For these services, each Fund pays Undiscovered Managers a monthly fee at the annual rate of 0.25% of the Fund's average net asset value. Undiscovered Managers has entered into an agreement with First Data Investor Services Group, Inc. ("First Data") to provide certain of the foregoing administrative services, at the expense of Undiscovered Managers. First Data has no responsibility with respect to the oversight of any Fund's investment advisory services.

Under a Service and Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Service and Distribution Plan"), the Trust may pay to the Distributor or any successor principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the Distributor or any successor principal underwriter of the Trust, fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares.


OTHER FUND EXPENSES

In addition to the investment advisory fee, each Fund pays all expenses not expressly assumed by Undiscovered Managers, including taxes, brokerage commissions, fees under the Service and Distribution Plan with respect to the Fund, if any, fees and expenses of registering and qualifying the Fund's shares under federal and state securities laws, fees of the Fund's custodian, transfer agent, independent accountants and legal counsel, expenses of shareholders' and Trustees' meetings, expenses of preparing, printing and mailing prospectuses to existing shareholders and fees of Trustees who are not directors, officers or employees of Undiscovered Managers. In general, fees and expenses of a Fund are allocated pro rata among such Fund's shares, regardless of class. Fees under the Service and Distribution Plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

Undiscovered Managers has voluntarily agreed, for an indefinite period, to reduce its fees and pay the expenses of each Fund's Investor Class in excess of the following annual percentage rates of the average daily net assets of each Fund's Investor Class, subject to the obligation of the Fund to repay Undiscovered Managers such expenses in future years, if any, when the Fund's Investor Class expenses fall below the stated percentage rate, but only to the extent that such repayment would not cause the Fund's Investor Class expenses in any such future year to exceed the stated percentage rate, and provided that the Funds are not obligated to repay any such expenses more than two years after the end of the fiscal year in which they were incurred: 1.34% for the All Cap Value Fund and the Core Equity Fund; 1.65% for the Behavioral Growth Fund and the Hidden Value Fund; and 1.75% for the REIT Fund and the Small Cap Value Fund. Undiscovered Managers may change or terminate these voluntary arrangements at any time, but this Prospectus would be supplemented to describe the change.

                            PORTFOLIO TRANSACTIONS

In addition to selecting portfolio investments for the Fund(s) it manages, each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. Each sub-adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each sub-adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A sub-adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the sub-adviser's expenses. Such services may be used by a sub-adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

A sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the sub-adviser's overall responsibilities to the Fund and its other clients. The sub-adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

It is not possible to predict the Funds' portfolio turnover rates with certainty. Each Fund's sub-adviser has indicated, however, that it does not expect that the annual portfolio turnover rate of the Fund(s) it manages would normally exceed the following rates: 50% for the All Cap Value, Core Equity and REIT Funds, 75% for the Small Cap Value and Hidden Value Funds, and 200% for the Behavioral Growth Fund. Any Fund's portfolio turnover rate in any year could be significantly higher or lower than these estimates. Higher levels of portfolio turnover may result in higher transactions costs and higher levels of taxable realized capital gains (including short-term capital gains generally taxed at ordinary income tax rates). See "Dividends, Capital Gain Distributions and Taxes" below.


                            HOW TO PURCHASE SHARES

An investor may make an initial purchase of Investor Class shares of any Fund by submitting a completed application form and payment to:

     Undiscovered Managers Funds
     4400 Computer Drive
     P.O. Box 5181
     Westborough, MA 01581-5181

The minimum initial investment in any Fund is $250,000 in that Fund. A minimum investment of $10,000 applies to the Trustees of the Trust, investment advisory clients of the sub-advisers (and their directors, officers and employees), and employees of Undiscovered Managers and the parents, spouses and children of the foregoing. The minimum investment may be waived by Undiscovered Managers in its sole discretion and will be waived for any new shareholder in Undiscovered Managers Funds who initially invests less than $250,000 but signs a letter of intent stating the shareholder's intention to bring his or her balance to $250,000 within six months after the initial purchase. For investors who purchase through a financial intermediary and hold their shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account and not to the investors individually. Undiscovered Managers reserves the right to redeem the accounts at net asset value of shareholders that have signed a letter of intent but fail to meet the minimum investment within the specified time or to waive any minimum investment in its sole discretion. Subsequent investments must be at least $50,000.

If the balance in a shareholder's account with a Fund is less than a minimum amount set by the Trustees of the Trust from time to time (currently $250,000 for all accounts), that Fund may close the account and send the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

Shares of any Fund may be purchased by (i) cash, (ii) exchanging securities on deposit with a custodian acceptable to Undiscovered Managers or (iii) any combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Undiscovered Managers that the securities to be exchanged are acceptable for purchase by the Fund. In all cases, Undiscovered Managers reserves the right to reject any securities that are proposed for exchange. Securities accepted by Undiscovered Managers in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, a gain or loss for federal income tax purposes would be realized upon the exchange of securities by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. An investor who wishes to purchase shares by exchanging securities should obtain instructions by calling 1-800-667-1224.

Undiscovered Managers will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Undiscovered Managers and the applicable sub-adviser in their discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by an exchange of securities.

All purchases made by check should be in U.S. dollars and made payable to Undiscovered Managers Funds. Third party checks will not be accepted. When purchases are made by check, redemption proceeds will not be sent until the check paying for the investment has cleared, which may take up to 15 calendar days.

Upon acceptance of an investor's order, First Data opens an account, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction.

After an account has been established, an investor may send subsequent investments at any time directly to First Data at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and the investor's account number or name and social security number.

Initial and subsequent investments can also be made by federal funds wire. Investors should instruct their banks to wire federal funds to Boston Safe Deposit & Trust Company, ABA #011001234. The text of the wire should read as follows:

     Boston Safe Deposit & Trust Company
     ABA #011001234
     Account #145483
     FBO: Shareholder Name and Account Number
     FOR: Undiscovered Managers Funds

A bank may charge a fee for transmitting funds by wire.

Each Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the Distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

Except for the broker-dealer transaction-based or other fees described in the next paragraph, the price an investor pays will be the per share net asset value next calculated after a proper investment order is received by the Trust's transfer or other agent or sub-agent. Shares of the Funds are sold with no front-end or contingent deferred sales charges. The net asset value of each Fund's shares is calculated once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading, by dividing the Fund's net assets by the number of shares outstanding. Portfolio securities are valued at their market value as more fully described in the SAI.

The Distributor may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Distributor. Although there are no front-end or contingent deferred sales charges imposed by the Funds or the Distributor, broker-dealers may charge the investor a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.


                         GENERAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services, which are more fully described in the SAI. Explanations and forms are available from First Data. Telephone redemption and exchange privileges will be established automatically when an investor opens an account unless an investor elects on the application to decline the privileges. Other privileges must be specifically elected. A signature guarantee will be required to establish a privilege after an account is opened.

Free Exchange Privilege. Investor Class shares of any Fund may be exchanged for Investor Class shares of any other Fund. Investor Class shares may not be exchanged for Institutional Class shares. Exchanges may be made by written instructions or by telephone, unless an investor elected on the application to decline telephone exchange privileges. The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. An exchange of shares of one Fund for shares of another Fund will generally be treated as a sale of the exchanged shares for federal income tax purposes. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

Retirement Plans. The Funds' Investor Class shares may be purchased by all types of tax-deferred retirement plans. The Distributor makes available retirement plan forms for IRAs.

Systematic Withdrawal Plan. If the value of an account is at least $25,000, an investor may have periodic cash withdrawals automatically paid to the investor or any person designated by the investor.

Automatic Investment Plan. Voluntary monthly investments of at least $1,000 may be made automatically by pre-authorized withdrawals from an investor's checking account.


                             HOW TO REDEEM SHARES

An investor can redeem shares of any Fund by sending a written request to First Data at 4400 Computer Drive, P.O. Box 5181, Westborough, MA 01581-5181, Attn:
Undiscovered Managers Funds. As described below, an investor may also redeem shares of any Fund by calling Undiscovered Man-agers at 1-800-667-1224. Proceeds resulting from a written or telephonic redemption request can be wired to an investor's bank account or sent by check in the name of the registered owners to their record address.

The written request must include the name of the Fund, the class of shares, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on an investor's confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). Investors requesting that redemption proceeds be wired to their bank accounts must provide specific wire instructions.

If (1) an investor is redeeming shares worth more than $50,000, (2) an investor is requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) an investor is providing instructions to wire the proceeds to a bank account not designated on the application, the investor must have his or her signature guaranteed by an eligible guarantor. Eligible guarantors include commercial banks, trust companies, savings associations, credit unions and brokerage firms that are members of domestic securities exchanges. Before submitting the redemption request, an investor should verify with the guarantor institution that it is an eligible guarantor. Signature guarantees by notaries public are not acceptable.

When an investor telephones a redemption request, the proceeds are wired to the bank account previously chosen by the investor. A wire fee (currently $5) will be deducted from the proceeds. A telephonic redemption request must be received by Undiscovered Managers prior to the close of regular trading on the New York Stock Exchange. If an investor telephones a request to Undiscovered Managers after the Exchange closes or on a day when the Exchange is not open for business, Undiscovered Managers cannot accept the request and a new request will be necessary.

If an investor decides to change the bank account to which proceeds are to be wired, an investor must send in this change on the Service Options Form with a signature guarantee. Telephonic redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless an investor indicates otherwise on the account application, Undiscovered Managers will be authorized to act upon redemption and exchange instructions received by telephone from the investor or any person claiming to act as the investor's representative who can provide Undiscovered Managers with the investor's account registration and address as it appears on the records of the Trust. Undiscovered Managers will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine. The Trust, First Data, the Distributor, Undiscovered Managers and the sub-advisers will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed, but may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed. For further information, consult Undiscovered Managers. In times of heavy market activity, an investor who encounters difficulty in placing a redemption or exchange order by telephone may wish to place the order by mail as described above.

The redemption price for shares of any Fund will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by First Data or an approved broker-dealer or its authorized designee in proper form.

Proceeds resulting from a written redemption request will normally be mailed to an investor within seven days after receipt of the investor's request, if the request is in good order. Telephonic redemption proceeds will normally be wired to an investor's bank on the first business day following receipt of a proper redemption request. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    CALCULATION OF PERFORMANCE INFORMATION

The Funds may include in advertising their "total return" for the one-, five- and ten-year periods (or for the life of a Fund, if shorter) through the most recent calendar quarter. These total returns represent the average annual compounded rate of return on a hypothetical investment of $1,000 in a Fund. Total return may also be presented for periods and on a cumulative (in addition to average annual) basis. All data are based on a Fund's past investment results and do not predict future performance. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.


                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees of the Trust. The Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to qualify as a regulated investment company under the Code. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short term capital gain distributions are taxable as ordinary income whether distributed in cash or additional shares. Long-term capital gain distributions from all Funds are taxable as long-term capital gains (generally subject to a 20% tax rate) whether distributed in cash or additional shares and regardless of how long an investor has owned shares of a Fund. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder).

Each Fund is required to withhold 31% of any redemption proceeds (including the value of shares exchanged) and all income dividends and capital gain distributions it pays to the investor (1) if the investor does not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that the investor has underreported income in the past, or (3) if an investor fails to certify to the Fund that the investor is not subject to such withholding.

Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividends-received deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

First Data will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year. Be sure to keep this statement as a permanent record. A fee may be charged for any duplicate information that an investor requests.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state and local tax consequences of investing in, redeeming or exchanging Fund shares.


                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

Each Fund is a series of the Trust. The Trust was organized as a Massachusetts business trust on September 29, 1997. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes. Currently each Fund has two classes of shares -- Investor Class shares and Institutional Class shares. Certain other series of the Trust have only Institutional Class shares. Institutional Class shares are offered in a separate prospectus. Each share in a Fund has one vote, with fractional shares voting proportionally. All Trust shares entitled to vote will vote together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class will be required to decide the question. Shares are freely transferable, are entitled to dividends as declared by the Trustees of the Trust, and, if a Fund were liquidated, would receive the net assets of such Fund. Each Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. The Trust does not generally hold regular shareholder meetings and will do so only when required by law. Shareholders may remove the Trustees of the Trust from office by votes cast at a shareholder meeting or by written consent.

Institutional Class shares are identical to Investor Class shares, except that Investor Class shares bear certain additional fees such as distribution fees and fees for additional personal services to Investor Class shareholders and/or the maintenance of Investor Class shareholder accounts and have separate voting rights in certain circumstances. Since Investor Class shares of a Fund bear such additional fees, and consequently higher total fees, they are expected to have a lower total return than Institutional Class shares of such Fund. Investor Class shares do not convert into Institutional Class shares, and Institutional Class shares do not convert into Investor Class shares.

As of November 15, 1998, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the 1940 Act.


Behavioral Growth Fund   Charles Schwab & Co., Inc. (on behalf of certain of its
                         customers)

REIT Fund                Charles Schwab & Co., Inc. (on behalf of certain of its
                         customers)

Small Cap Value Fund     Charles Schwab & Co., Inc. (on behalf of certain of its
                         customers)

Hidden Value Fund        None

Core Equity Fund         Charles Schwab & Co., Inc. (on behalf of certain of its
                         customers)

All Cap Value Fund       Undiscovered Managers, LLC
                         BankBoston, custodian for Charles L. Edson IRA

Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of such liability is considered remote since it may arise only in very limited circumstances.

                                                                     APPENDIX A


                               FUND PERFORMANCE

   COMPARATIVE PERFORMANCE MEASUREMENT: GROWTH OF A $10,000 INVESTMENT IN A
         FUND'S INVESTOR CLASS SHARES AND A BENCHMARK SECURITIES INDEX



[TABULAR REPRESENTATION OF LINE CHART]

BEHAVIORAL GROWTH FUND


                              7/98           8/98

Behavioral Growth Inv         $10,000        $8,039
Russell 2500 Growth Index     $10,000        $7,553


Total Return of the Behavioral Growth Fund from 7/31/98 (initial offering of Investor Class shares) to 8/31/98 = (19.61)%

Total Return of the Russell 2500 Growth Index from 7/31/98 to 8/31/98 =
(24.47)%



[TABULAR REPRESENTATION OF LINE CHART]

HIDDEN VALUE FUND


                              7/98           8/98

Hidden Value Inv              $10,000        $8,073
Russell Mid Cap Index         $10,000        $8,258


Total Return of the Hidden Value Fund from 7/31/98 (initial offering of Investor Class shares) to 8/31/98 = (19.27)%

Total Return of the Russell Mid Cap Index from 7/31/98 to 8/31/98 = (17.42)%



[TABULAR REPRESENTATION OF LINE CHART]

SMALL CAP VALUE FUND


                              7/98           8/98

Small Cap Value Inv          $10,000        $8,112
Russell 2000 Index           $10,000        $7,878


Total Return of the Small Cap Value Fund from 7/31/98 (initial offering of Investor Class shares) to 8/31/98 = (18.88)%

Total Return of the Russell 2000 Index from 7/31/98 to 8/31/98 = (21.22)%



[TABULAR REPRESENTATION OF LINE CHART]

CORE EQUITY FUND


                              7/98           8/98

Core Equity Inv               $10,000        $8,644
S&P 500 Index                 $10,000        $8,389


Total Return of the Core Equity Fund from 7/31/98 (initial offering of Investor Class shares) to 8/31/98 = (13.56)%

Total Return of the S&P 500 Index from 7/31/98 to 8/31/98 = (16.11)%



Each of the illustrations above compares a $10,000 investment made in Investor Class shares of a Fund on the initial offering date of such Investor Class shares to a $10,000 investment made in a benchmark securities index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the initial offering date of Investor Class shares of a Fund through 8/31/98. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. Each index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

[TABULAR REPRESENTATION OF LINE CHART]

ALL CAP VALUE FUND


                              7/98           8/98

All Cap Value Inv             $10,000        $8,124
Russell 1000 Value Index      $10,000        $8,395


Total Return of the All Cap Value Fund from 7/31/98 (initial offering of Investor Class shares) to 8/31/98 = (18.76)%

Total Return of the Russell 1000 Value Index from 7/31/98 to 8/31/98 = (16.05)%



The illustration above compares a $10,000 investment made in Investor Class shares of the All Cap Value Fund on the initial offering date of its Investor Class shares to a $10,000 investment made in the Russell 1000 Value Index on such date. All index and Fund performance assumes reinvestment of distributions. Total return information provided for the period beginning with the initial offering date of Investor Class shares of a Fund through 8/31/98. Past performance cannot predict future results. Performance results reflect any voluntary limitations and waivers of Fund expenses by Undiscovered Managers. Absent these expense limitations and waivers, performance results would have been lower. The Russell 1000 Value Index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

                     [This Page Intentionally Left Blank]

                              INVESTMENT ADVISER
                           Undiscovered Managers, LLC
                             Plaza of the Americas
                       700 North Pearl Street, Suite 1700
                              Dallas, Texas 75201
                            Toll free: 888-242-3514
                              Phone: 214-999-7200
                               Fax: 214-999-7201

================================================================================

                                  DISTRIBUTOR

                         First Data Distributors, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581


                                 LEGAL COUNSEL

                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110


                                TRANSFER AGENT

                    First Data Investor Services Group, Inc.
                              4400 Computer Drive
                       Westborough, Massachusetts 01581


                             INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                               125 Summer Street
                          Boston, Massachusetts 02110


                                   CUSTODIAN

                              The Bank of New York
                                 48 Wall Street
                           New York, New York 10286

                        [LOGO]undiscovered managers(TM)




                          UNDISCOVERED MANAGERS FUNDS


                      Statement of Additional Information


                               December 28, 1998







This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Undiscovered Managers Funds' Investor Class Prospectus dated December 28, 1998, and the Undiscovered Managers Funds' Institutional Class Prospectus dated December 28, 1998. If a series of Undiscovered Managers Funds has more than one form of current prospectus, each reference to the "Prospectus" in this Statement of Additional Information shall include all of such series' prospectuses unless otherwise noted. This Statement of Additional Information should be read with the applicable prospectus. A copy of the Prospectus may be obtained from Undiscovered Managers Funds, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201.

                               Table of Contents


Investment Objectives, Policies and Restrictions ....................     3
Management of the Trust .............................................     7
Ownership of Shares of the Funds ....................................     8
Investment Advisory and Other Services ..............................    11
Portfolio Transactions and Brokerage ................................    16
Description of the Trust ............................................    17
How to Buy Shares ...................................................    19
Net Asset Value .....................................................    19
Shareholder Services ................................................    19
Redemptions .........................................................    20
Income Dividends, Capital Gain Distributions and Tax Status .........    21
Calculation of Total Return .........................................    23
Performance Comparisons .............................................    24
Financial Statements ................................................    27
Appendix A--Publications That May Contain Fund Information ..........    A-1
Appendix B--Advertising and Promotional Literature ..................    B-1

               INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each series (each a "Fund" and collectively, the "Funds") of Undiscovered Managers Funds (the "Trust") are summarized in the Prospectus under "The Funds" and "More Information About the Funds' Investments and Risk Considerations." The investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Investment Restrictions--Undiscovered Managers All Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Core Equity Fund, Undiscovered Managers Hidden Value Fund, Undiscovered Managers REIT Fund, Undiscovered Managers Small Cap Value Fund, Undiscovered Managers Special Small Cap Fund, UM International Equity Fund and UM International Small Cap Equity Fund

The following investment restrictions are fundamental policies of Undiscovered Managers All Cap Value Fund (the "All Cap Value Fund"), Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund"), Undiscovered Managers Core Equity Fund (the "Core Equity Fund"), Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund"), Undiscovered Managers REIT Fund (the ("REIT Fund"), Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund"), Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund"), UM International Equity Fund (the "International Equity Fund") and UM International Small Cap Equity Fund (the "International Small Cap Equity Fund").

Each Fund will not:

1. Borrow money in excess of 331/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Investment Restrictions--Undiscovered Managers Behavioral Long/Short Fund

The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Long/Short Fund (the "Behavioral Long/Short Fund").

The Fund will not:

1. Borrow money in excess of 33-1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. Short sales and related borrowings of securities are not subject to this restriction.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings; any pledge or encumbrance of assets; short sales; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.

Although the Fund is permitted to borrow money to a limited extent, it does not currently intend to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph and the paragraph immediately preceding such paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

ADDITIONAL DESCRIPTION OF INVESTMENTS

The following is an additional description of certain investments of certain of the Funds.

Short Sales. The Behavioral Long/Short Fund will seek to realize gains through short sales. Short sales are transactions in which the Fund sells a security that it does not own, in anticipation of a future decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the market at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at any acceptable price. The Fund's use of short sales may cause the Fund to realize higher amounts of short-term capital gains which are generally taxed at ordinary income tax rates than it would if it did not engage in short sales.

Foreign Currency Hedging Transactions. Each of the International Equity and the International Small Cap Equity Funds (the "International Funds") may engage in foreign currency exchange transactions. The International Funds may (i) purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, (ii) enter into negotiated contracts to purchase or sell foreign currencies at a future date ("forward contracts"), (iii) purchase and sell standardized, exchange-traded foreign currency futures contracts and (iv) purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

The precise matching of the amounts of foreign currency exchange transactions and the value of any related portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, in cases where a Fund seeks to protect the value of portfolio securities through a foreign currency hedging transaction, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Foreign currency transactions that are intended to hedge the value of securities a Fund owns or contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities.

Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts are traded on futures exchanges.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a date selected in accordance with exchange rules in a predetermined month. Forward contracts may be in any amounts agreed upon by the parties rather than standardized amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on an exchange; a clearing corporation associated with the exchange typically assumes responsibility for closing out such contracts. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. It may therefore be more difficult to effect a closing transaction with respect to a forward contract than with respect to a futures contract.

Positions in foreign currency futures contracts may be closed out only on an exchange that provides a secondary market in such contracts. Although the Funds intend to purchase or sell foreign currency futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

Each International Fund will maintain cash or liquid securities eligible for purchase by such Fund in a segregated account with the Fund's custodian in an amount at least equal to (i) the difference between the current value of such Fund's liquid holdings that settle in the relevant currency and such Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

For a discussion of tax considerations relating to foreign currency transactions, see "Income Dividends, Capital Gain Distributions and Tax Status," below.


                            MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their ages, addresses and principal occupations during the past five years are as follows:

*Mark P. Hurley (40)--Trustee and President. President and Chief Executive Officer of Undiscovered Managers, LLC since September, 1997; formerly Managing Director of Merrill Lynch & Company from February, 1996 to January, 1997; formerly Vice President of Goldman, Sachs & Co. from August, 1992 to February, 1996.

Roger B. Keating (37)--Trustee. 550 15th Street, Suite 24, San Francisco, California 94103; President and Chief Executive Officer of ReacTV since March, 1998; Senior Vice President of Online Division of Comcast Cable Communications from May, 1996 to March, 1998; Area Vice President and General Manager of West Florida area of Comcast Cable Communications from August, 1993 to May, 1996; formerly Principal of Mercer Management Consulting from October, 1987 to August, 1993.

Matthew J. Kiley (37)--Trustee. ARAMARK Tower, 1101 Market Street, Philadelphia, Pennsylvania 19107; Executive Vice President of Sports and Entertainment and Vice President of Global Food and Support Services at ARAMARK Corp. since September, 1996; formerly Manager at McKinsey & Company from January, 1990 to September, 1996.

Robert P. Schmermund (43)--Trustee. 900 19th Street, N.W., Suite 400, Washington, D.C. 20006; Communications Director of America's Community Bankers since January, 1993.

Mary Chris Sayre (35)--Secretary. Employee of Undiscovered Managers, LLC since October, 1997; formerly Assistant to Chairman and President and Special Events Coordinator at Prentiss Properties Trust from February, 1997 to October, 1997; formerly Director of University Honors Program and Dedman College Mentoring Program at Southern Methodist University from June, 1991 to February, 1997.

------------
* Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of the Trust's investment adviser, Undiscovered Managers, LLC.


The address of each Trustee and officer of the Trust affiliated with Undiscovered Managers, LLC ("Undiscovered Managers") is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201.

The Trust pays no compensation to its officers or to the Trustees listed above who are officers or employees of Undiscovered Managers. Each Trustee who is not an officer or employee of Undiscovered Managers is compensated at the rate of $10,000 per annum. The Trust provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

The following table estimates the amount of compensation to be paid (or deferred in lieu of current payment) by the Trust during its fiscal year ending August 31, 1999 to the persons who are to serve as Trustees during such period:


                                                     Total Compensation
                          Aggregate Compensation       From Trust and
        Person                  From Trust             Fund Complex*
----------------------   ------------------------   -------------------
Mark P. Hurley                    $     0                 $     0
Roger B. Keating                  $10,000                 $10,000
Matthew J. Kiley                  $10,000                 $10,000
Robert P. Schmermund              $10,000                 $10,000

------------
* No Trustee receives any compensation from any mutual fund affiliated with Undiscovered Managers, other than the Trust.


                       OWNERSHIP OF SHARES OF THE FUNDS

As of November 15, 1998, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act").


            Fund                                  Name                        % Ownership
Behavioral Growth Fund        Charles Schwab & Co., Inc. (on behalf of           69.51%
                              certain of its customers)

Behavioral Value Fund         None*                                                 --

Behavioral Long/Short         None*                                                 --
Fund

Special Small Cap Fund        Charles Schwab & Co., Inc. (on behalf of           86.63%
                              certain of its customers)

REIT Fund                     Charles Schwab & Co., Inc. (on behalf of           82.45%
                              certain of its customers)

Small Cap Value Fund          Charles Schwab & Co., Inc. (on behalf of           87.25%
                              certain of its customers)

Hidden Value Fund             None                                                  --

Core Equity Fund              Charles Schwab & Co., Inc. (on behalf of           78.94%
                              certain of its customers)

All Cap Value Fund            Undiscovered Managers, L.L.C.                      27.97%
                              BankBoston, custodian for Charles L. Edson         25.10%
                              IRA

International Equity Fund     None*

International Small Cap       None*                                                 --
Equity Fund

------------
* The Fund had not commenced operations as of November 15, 1998.

As of November 15, 1998, to the Trust's knowledge, the following persons or entities owned of record or beneficially 5% or more of the outstanding Institutional Class shares of the following Funds:


                             Institutional Class Shares
------------------------------------------------------------------------------------
            Fund                          Name and Address               % Ownership
----------------------------   --------------------------------------   ------------
Behavioral Growth Fund         Charles Schwab & Co., Inc.               69.70%
                               Special Customer A/C
                               FBO Exclusive Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104

                               Jewish Community Foundation of the       13.35%
                               Jewish Federation of South Palm Beach
                               9901 Donna Klein Boulevard
                               Boca Raton, FL 33428

                               FTC & Co.                                 6.48%
                               Datalynx #846058621
                               House Account
                               P.O. Box 173736
                               Denver, CO 60217

Behavioral Value Fund          None*                                       --

Behavioral Long/Short Fund     None*                                       --

Special Small Cap Fund         Charles Schwab & Co., Inc.               86.63%
                               Special Customer A/C
                               FBO Exclusive Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104

REIT Fund                      Charles Schwab & Co., Inc.               82.45%
                               Special Customer A/C
                               FBO Exclusive Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104

                               BankBoston Customer Rollover IRA          6.81%
                               FBO Myron DuBain
                               160 Sansome Street, 17th Floor
                               San Francisco, CA 94104

Small Cap Value Fund           Charles Schwab & Co., Inc.               87.47%
                               Special Customer A/C
                               FBO Exclusive Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104

Hidden Value Fund              Charles Schwab & Co., Inc.               13.90%
                               Special Customer A/C
                               FBO Exclusive Benefit of Customers
                               Attn: Mutual Funds
                               101 Montgomery Street
                               San Francisco, CA 94104

                               Mark P. Hurley                            6.29%
                               4121 Caruth Boulevard
                               Dallas, TX 75225

                                                                     (continued)

                                Institutional Class Shares
------------------------------------------------------------------------------------------
                 Fund                             Name and Address            % Ownership
-------------------------------------   -----------------------------------   ------------
Hidden Value Fund (cont.)               Michael B. Hermon                      5.64%
                                        David E. Hermon, CUST
                                        P.O. Box 530
                                        Marblehead, MA 01945

                                        Ethan N. Hermon                        5.64%
                                        David E. Hermon, CUST
                                        P.O. Box 530
                                        Marblehead, MA 01945

                                        Hassay Savage Co.                      5.02%
                                        10 Industrial Boulevard
                                        Turners Falls, MA 01376

Core Equity Fund                        Charles Schwab & Co., Inc.            80.05%
                                        Special Customer A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn: Mutual Funds
                                        101 Montgomery Street
                                        San Francisco, CA 94104

                                        Sofiya Balta                           5.79%
                                        1401 E. 10th Street, #128
                                        Greenville, NC 27858

All Cap Value Fund                      BankBoston Customer IRA               28.63%
                                        FBO Charles L. Edson
                                        5802 Surrey Street
                                        Chevy Chase, MD 20815

                                        Mark P. Hurley                        20.36%
                                        4121 Caruth Boulevard
                                        Dallas, TX 75225

                                        BankBoston CUST                       18.48%
                                        James P. Nicholls IRA Rollover
                                        737 Cole Street
                                        San Francisco, CA 94117

                                        Undiscovered Managers, LLC            17.84%
                                        Plaza of the Americas
                                        700 North Pearl Street
                                        Dallas, TX 75201

                                        BankBoston CUST IRA                   10.43%
                                        FBO Walter E. Grinder
                                        4205 Minton Drive
                                        Fairfax, VA 22032

International Equity Fund               None*                                    --

International Small Cap Equity Fund     None*                                    --

------------
* The Fund had not commenced operations as of November 15, 1998.

                             Investor Class Shares

As of November 15, 1998, Undiscovered Managers owned of record 100% of the outstanding Investor Class shares of the Behavioral Growth Fund, the Hidden Value Fund, the Core Equity Fund and the All Cap Value Fund. In addition, as of such date, Undiscovered Managers owned of record 77.02%, and Marion William Blair and Analee Blair, JTWROS, P.O. Box 170938, Irving, Texas 75017, owned of record 22.98%, of the outstanding Investor Class shares of the Small Cap Value Fund. Although as of the date of this Statement of Additional Information the REIT Fund is authorized to issue Investor Class shares, as of November 15, 1998, no Investor Class shares of the REIT Fund were outstanding.

                       Ownership by Trustees and Officers

As of November 15, 1998, the Trustees and officers of the Trust owned beneficially the following Institutional Class shares, which represent the following percentage ownership of such class of shares, of each of the following Funds:


          Fund                  Shares        % Ownership
Special Small Cap Fund       17,125.181          1.16%
Hidden Value Fund             7,320.644          6.29%
Core Equity Fund              5,289.140          2.18%
All Cap Value Fund            5,105.514         20.36%

As of November 15, 1998, the Trustees and officers of the Trust owned beneficially (i) less than one percent of the Institutional Class shares of the Behavioral Growth Fund, the REIT Fund and the Small Cap Value Fund and (ii) none of the Investor Class shares of any of the Funds. As of such date, the Behavioral Value Fund, the Behavioral Long/Short Fund, the International Equity Fund and the International Small Cap Equity Fund had not commenced operations.

None of the foregoing amounts include amounts owned by Undiscovered Managers, of which Mr. Hurley, a Trustee of the Trust, is a controlling person.


                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers
As described in the Prospectus, Undiscovered Managers is the investment adviser of each Fund and has responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. See "The Funds" and "Management of the Funds" in the Prospectus. Undiscovered Managers is a limited liability company organized under the laws of Delaware with two voting members, Mark P. Hurley and AMRESCO, Inc., a publicly traded corporation, each owning more than 25% of the voting securities of Undiscovered Managers and therefore regarded to control Undiscovered Managers for purposes of the 1940 Act. As disclosed in this Statement of Additional Information under the heading "Management of the Trust," (i) Mark P. Hurley is a Trustee and the President of the Trust as well as the President and Chief Executive Officer and a controlling member of Undiscovered Managers, and (ii) Mary Chris Sayre is the Secretary of the Trust as well as an employee of Undiscovered Managers. Undiscovered Managers is further affiliated with the Trust through its ownership as of November 15, 1998, of more than 5% of the outstanding shares of the All Cap Value Fund.

Under each Fund's advisory agreement with Undiscovered Managers, Undiscovered Managers is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. For a description of such fees, see "Management of the Funds" in the Prospectus. During the Trust's fiscal year ended August 31, 1998, the advisory fees payable by the Funds to Undiscovered Managers pursuant to the relevant advisory agreement (before giving effect to expense reductions under the expense deferral arrangements described below), and the amount of expense reductions under the expense deferral arrangements, were as follows:


                 Fund                    Advisory Fee     Expense Reduction
Behavioral Growth Fund                     $ 22,389      $22,389
Behavioral Value Fund                           -0-*         -0-*
Behavioral Long/Short Fund                      -0-*         -0-*
Special Small Cap Fund                     $ 61,497      $61,497
REIT Fund                                  $ 36,513      $36,513
Small Cap Value Fund                       $ 31,827      $31,827
Hidden Value Fund                          $  4,606      $ 4,606
Core Equity Fund                           $  3,175      $ 3,175
All Cap Value Fund                         $  1,260      $ 1,260
International Equity Fund                       -0-*         -0-*
International Small Cap Equity Fund             -0-*         -0-*

------------
* The Fund had not commenced operations as of August 31, 1998.


After December 29, 1998, the advisory fee payable by the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate see "Management of the Funds" in the Prospectus.

As described in the Prospectus, Undiscovered Managers has agreed to certain additional, voluntary arrangements to limit each Fund's expenses. These arrangements may be modified or terminated by Undiscovered Managers at any time. See "Trust Expenses" below.

Under each sub-advisory agreement relating to the Funds between Undiscovered Managers and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly, by Undiscovered Managers out of the fees it receives, of a certain percentage of the average daily net asset value of such Fund. For a description of such fees, see "Management of the Funds" in the Prospectus. During the Trust's fiscal year ended August 31, 1998, Undiscovered Managers paid the following amounts as sub-advisory fees to the following sub-advisers pursuant to the relevant sub-advisory agreements:


            Fund                               Sub-Adviser                    Sub-Advisory Fee
Behavioral Growth Fund         Fuller & Thaler Asset Management, Inc.        $14,139
Behavioral Value Fund          Fuller & Thaler Asset Management, Inc.            -0-*
Behavioral Long/Short Fund     Fuller & Thaler Asset Management, Inc.            -0-*
Special Small Cap Fund         Kestrel Investment Management Corporation     $42,754
REIT Fund                      Bay Isle Financial Corporation                $24,342
Small Cap Value Fund           J.L. Kaplan Associates, LLC                   $21,214
Hidden Value Fund              J.L. Kaplan Associates, LLC                   $ 2,907
Core Equity Fund               Waite & Associates, L.L.C.                    $ 1,715
All Cap Value Fund             E.R. Taylor Investments, Inc.                 $   680
International Equity Fund      Unibank Securities, Inc.                          -0-*
International Small Cap        Unibank Securities, Inc.                          -0-*
 Equity Fund

------------
* The Fund had not commenced operations as of August 31, 1998.

After December 29, 1998, the sub-advisory fee payable by Undiscovered Managers relating to the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate, see "Management of the Funds" in the Prospectus.

Each Fund's advisory agreement and sub-advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, Undiscovered Managers or the relevant sub-adviser, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by Undiscovered Managers upon ninety days' written notice. The advisory agreement shall automatically terminate in the event of its assignment. The advisory agreement for each of the Funds provides that Undiscovered Managers owns all rights to and control of the name "Undiscovered Managers." The advisory agreement for each of the International Equity Fund and the International Small Cap Equity Fund also provides that Undiscovered Managers owns all rights to and control of the name "UM." Each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Undiscovered Managers to eliminate all reference to the words "Undiscovered Managers" or "UM," as applicable, in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Undiscovered Managers, cast in person at a meeting called for the purpose of voting on such approval.

Each sub-advisory agreement may be terminated without penalty by Undiscovered Managers, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements may be terminated by the relevant sub-adviser in certain circumstances.

Each advisory and sub-advisory agreement provides that Undiscovered Managers or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trust intends to apply for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "Management of the Funds" in the Prospectus.


Trust Expenses

The Trust pays the compensation of its Trustees who are not officers or employees of Undiscovered Managers; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; fees under the Service and Distribution Plan (as described below); all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of print-ing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. Fees under the Service and Distribution Plan with respect to a Fund, if any, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class specific shareholder services fees) may be allocated solely to that class.

As described in the Prospectus, Undiscovered Managers has voluntarily agreed, for an indefinite period, to reduce its fees and pay the expenses of each Fund's Institutional and Investor Classes in excess of the following annual percentage rates of the average daily net assets of such Fund's Institutional and Investor Classes, respectively, subject to the obligation of each class of a Fund to repay Undiscovered Managers such class's expenses in future years, if any, when such class's expenses fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such expenses more than two years after the end of the fiscal year in which they were incurred:


                 Fund                           Institutional Class           Investor Class
-------------------------------------   ----------------------------------   ---------------
Behavioral Growth Fund                               1.30%                        1.65%
Behavioral Value Fund                                1.40%                         N/A*
Behavioral Long/Short Fund                           2.00%                         N/A*
Special Small Cap Fund                  0.55% plus the advisory fee rate           N/A*
                                            for the year in question
REIT Fund                                            1.40%                        1.75%
Small Cap Value Fund                                 1.40%                        1.75%
Hidden Value Fund                                    1.30%                        1.65%
Core Equity Fund                                     0.99%                        1.34%
All Cap Value Fund                                   0.99%                        1.34%
International Equity Fund                            1.45%                         N/A*
International Small Cap Equity Fund                  1.60%                         N/A*

------------
* The Fund does not currently have an Investor Class.


Undiscovered Managers may change or terminate these voluntary arrangements at any time.


Administrator

Pursuant to an Administrative Services Agreement between the Trust and Undiscovered Managers, each Fund is obligated to pay Undiscovered Managers a fee at the annual rate of 0.25% of such Fund's average net assets for providing administrative services to that Fund. During the Trust's fiscal year ended August 31, 1998, the following amounts were payable to Undiscovered Managers pursuant to the Administrative Services Agreement: $5,892 from the Behavioral Growth Fund, $13,369 from the Special Small Cap Fund, $8,693 from the REIT Fund, $7,578 from the Small Cap Value Fund, $1,212 from the Hidden Value Fund, $1,073 from the Core Equity Fund and $426 from the All Cap Value Fund. These amounts were subject to reduction and reimbursement under the expense deferral arrangements described above. Undiscovered Managers has entered into an agreement with First Data Investor Services Group, Inc. ("First Data") for the provision of certain administrative services to the Funds at Undiscovered Managers' expense. See "Management of the Funds" in the Prospectus.


Distributor

Institutional Class and Investor Class shares are sold on a continuous basis by the Trust's distributor, First Data Distributors, Inc., (the "Distributor"). Under the Distribution Agreement between the Trust and the Distributor, the Distributor is not obligated to sell any specific amount of shares of the Trust, but will use efforts deemed appropriate by it to solicit orders for the sale of the Trust's shares and to undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Distributor received no underwriting commissions from the Trust for the fiscal year ended on August 31, 1998.


Service and Distribution Plan
Under a Service and Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Service and Distribution Plan"), the Trust may pay to the Distributor or any successor principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the Distributor or any successor principal underwriter of the Trust, fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust, (ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares, if any.

The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act). Any change in the Service and Distribution Plan that would materially increase the cost to the Investor Class shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to the Service and Distribution Plan requires a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

The Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to each Fund with Investor Class shares. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Trust's Investor Class shares, and thus higher asset levels in the Funds with Investor Class shares although it is impossible to know for certain the level of sales and redemptions of the Trust's Investor Class shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds with Investor Class shares by reducing Fund expense ratios and/or by affording greater investment flexibility to such Funds.


Additional Arrangements
Custodial Arrangements. The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for each Fund except the Behavioral Long/Short Fund. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, is the custodian for the Behavioral Long/Short Fund. The custodians hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds. Upon instruction, the custodians receive and deliver cash and securities of the Funds in con-nection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The custodians also maintain certain accounts and records of the Funds.

Independent Auditors. The Funds' independent auditors are Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110. Deloitte & Touche LLP conducts an annual audit of the Funds' financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of portfolio securities for each Fund, each sub-adviser seeks the best price and execution, subject to each sub-adviser's ability to pay brokers or dealers commissions in excess of commissions another broker or dealer would have charged for effecting such transaction in recognition of such broker's or dealer's provision of brokerage and research products and/or services to the sub-adviser. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each sub-adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers. See "Portfolio Transactions" in the Prospectus.

During the fiscal year ended August 31, 1998, the Trust paid, on behalf of the following Funds, the aggregate amount of commissions set forth below:


                 Fund                    Commissions
Behavioral Growth Fund                     $14,632
Behavioral Value Fund                          -0-*
Behavioral Long/Short Fund                     -0-*
Special Small Cap Fund                     $34,920
REIT Fund                                  $40,434
Small Cap Value Fund                       $36,083
Hidden Value Fund                           $3,627
Core Equity Fund                            $1,156
All Cap Value Fund                            $743
International Equity Fund                      -0-*
International Small Cap Equity Fund            -0-*

------------
* The Fund had not commenced operations as of August 31, 1998.


During the fiscal year ended August 31, 1998, the sub-advisers to each of the following Funds directed brokerage transactions, in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:


                                            Brokerage           Related
                 Fund                    Transactions($)     Commissions($)
Behavioral Growth Fund                      $7,101,041          $11,662
Behavioral Value Fund                              -0-*             -0-*
Behavioral Long/Short Fund                         -0-*             -0-*
Special Small Cap Fund                      $8,578,440          $25,667
REIT Fund                                  $12,975,950          $31,252
Small Cap Value Fund                       $14,887,336          $33,691
Hidden Value Fund                           $1,926,828           $3,069
Core Equity Fund                                   -0-              -0-
All Cap Value Fund                            $541,934             $743
International Equity Fund                          -0-*             -0-*
International Small Cap Equity Fund                -0-*             -0-*

------------
* The Fund had not commenced operations as of August 31, 1998.


During the fiscal year ended August 31, 1998, the All Cap Value Fund purchased securities of Merrill Lynch & Co., a regular broker of the Fund, that were valued as of August 31, 1998 at $9,240.

                           DESCRIPTION OF THE TRUST

The Trust, registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust").

The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

The shares of the Behavioral Growth Fund, the REIT Fund, the Small Cap Value Fund, the Hidden Value Fund, the Core Equity Fund and the All Cap Value Fund are divided into two classes of shares--Institutional Class shares and Investor Class shares. The Behavioral Value Fund, the Behavioral Long/Short Fund, the Special Small Cap Fund, the International Equity Fund and the International Small Cap Equity Fund only offer Institutional Class shares. In general, expenses of each Fund are borne by all the shares in such Fund, regardless of class, on a pro rata basis relative to the net assets of each class. Fees under the Service and Distribution Plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.


Voting Rights
As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by ten shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).


Shareholder and Trustee Liability
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of assets of a Fund or assets attributable to the particular class of a Fund for all loss and expense of any shareholder held personally liable for the obligations of such Fund or such class. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person is found after final adjudication in an action, suit or proceeding not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               HOW TO BUY SHARES

Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any class of shares of any Fund by submitting a completed application form and payment to:

                           Undiscovered Managers Funds
                           4400 Computer Drive
                           P.O. Box 5181
                           Westborough, MA 01581-5181

The procedures for purchasing shares of any class of shares of any Fund are summarized in "How to Purchase Shares" in the Prospectus.


                                NET ASSET VALUE

The net asset value of any class of shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of that Fund's shares might be materially affected. The New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Board of Trustees.


                             SHAREHOLDER SERVICES

Open Accounts
A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by First Data. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year First Data will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan
A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $1000 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege
Shareholders may redeem their shares of any Fund, subject to any applicable redemption fees, and have the proceeds applied on the same day to purchase the same class of shares of any other Fund. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Free Exchange Privilege."

Exchanges may be effected by (1) making a telephone request by calling 1-800-667-1224, provided that a special authorization form is on file with First Data, or (2) sending a written exchange request to First Data accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs
Under "Shareholder Services--Retirement Plans," the Prospectus refers to IRAs established under a prototype plan made available by the Distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Distributor.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.


                                  REDEMPTIONS

The procedures for redemption of shares of any class of any Fund are summarized in the Prospectus under "How to Redeem Shares."

Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Undiscovered Managers at 1-800-667-1224. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by Undiscovered Managers prior to the close of regular trading on the New York Stock Exchange on a day when the Exchange is open for business. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted by Undiscovered Managers and a new request will be necessary.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from First Data. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to First Data a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, First Data, the Distributor, Undiscovered Managers and the sub-advisers are not responsible for the authenticity of withdrawal instructions received by telephone. In the event that reasonable procedures are not followed in the verification of withdrawal instructions, the foregoing parties may be liable for any losses due to unauthorized instructions.

The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by First Data or an approved broker-dealer or its authorized designee in proper form, less any applicable redemption fee. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."


          INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Capital Gain Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to First Data. In order for a change to be in effect for any dividend or distribution, it must be received by First Data on or before the record date for such dividend or distribution.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains (generally subject to a 20% tax rate), if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Some 1998 distributions of long-term capital gains realized in 1997 may be subject to a 28% tax rate.

In general, sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. If shares have been held for one year or less, the gain or loss on the sale, redemption or exchange of such shares will be treated as short-term capital gain. In general, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends and certain interest income earned by each of the International Funds from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, such Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that each of the International Funds will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If a Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them). A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by such Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Each of the International Funds' transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of each such Fund's income distributions to constitute a return of capital for tax purposes or require such Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment by each of the International Funds in "passive foreign investment companies" could subject such Funds to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund".

A "passive foreign investment company" is any foreign corporation (i) 75 percent or more of the income of which for the taxable year is passive income or (ii) at least 50% of the assets of which (generally by value, but by adjusted tax basis in certain cases), on average, produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).


                          CALCULATION OF TOTAL RETURN

Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes any dividends or capital gains distributions are reinvested immediately, rather than paid to the investor in cash. The formula for calculating total return includes four steps:
(1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

The table below sets forth the total return of (i) the Institutional Class shares of each Fund from such Fund's commencement of operations through the fiscal year ended August 31, 1998, and (ii) the Investor Class shares of each Fund that offers such shares from the initial offering of such class of shares through the fiscal year ended August 31, 1998.


                                                            Total Return*         Total Return*
                         Fund                            Institutional Class     Investor Class
Behavioral Growth Fund                                        (5.12)%               (19.61)%**
 (commencement of operations December 31, 1997)

Behavioral Value Fund                                        N/A***                 N/A***
 (commencement of operations after August 31, 1998)

Behavioral Long/Short Fund                                   N/A***                 N/A***
 (commencement of operations after August 31, 1998)

Special Small Cap Fund                                       (16.80)%               N/A***
 (commencement of operations December 30, 1997)

REIT Fund                                                    (14.88)%               N/A***
 (commencement of operations January 1, 1998)

Small Cap Value Fund                                         (12.80)%               (18.88)%**
 (commencement of operations December 30, 1997)

Hidden Value Fund                                            (21.92)%               (19.27)%**
 (commencement of operations December 31, 1997)

Core Equity Fund                                               2.00%                (13.56)%**
 (commencement of operations December 31, 1997)

All Cap Value Fund                                            (7.76)%               (18.76)%**
 (commencement of operations December 31, 1997)

International Equity Fund                                    N/A***                 N/A***
 (commencement of operations after August 31, 1998)

International Small Cap Equity Fund                          N/A***                 N/A***
 (commencement of operations after August 31, 1998)

------------
  * Not annualized.
 ** Investor Class shares first offered on July 31, 1998.
*** No information available since either the Fund or the class within the Fund was not offered prior to August 31, 1998.


                            PERFORMANCE COMPARISONS

Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time also include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

Lipper Analytical Services, Inc. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. The rankings do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Micropal, Inc. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

Morningstar, Inc. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

CDA/Weisenberger's Management Results ("Weisenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

As is discussed in greater detail below, performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

Morgan Stanley REIT Index. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 93 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price.

MSCI EAFE Index. The MSCI-EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

MSCI EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

MSCI EAFE Small Cap Index. The MSCI-EAFE Small Cap Index contains over 1200 stocks of companies that (i) have market capitalizations of between $200 million and $800 million and (ii) are from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted.

NAREIT Equity Index. The NAREIT Equity Index consists of all tax qualified equity REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System.

Russell Midcap Index. The Russell Midcap Index is comprised of the 800 smallest of the 1000 largest U.S.-domiciled corporations, ranked by market capitalization.

Russell 1000 Value Index. The Russell 1000 Value Index is comprised of those companies within the 1000 largest U.S.-domiciled corporations with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

Russell 2000 Value Index. The Russell 2000 Value Index is comprised of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled corporations with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index. The Russell 2500 Index is comprised of the 2500 smallest of the 3000 largest U.S.-domiciled corporations, ranked by market capitalization.

Russell 2500 Growth Index. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled corporations with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

3-month U.S. Treasury Bills. 3-month U.S. Treasury bills are direct obligations of the United States Treasury which are issued with a three month maturity. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities (such as REITs, real estate operating companies and partnerships) which satisfy certain minimum requirements in book value, market capitalization, percentage of revenue generated from ownership and operation of real estate assets and liquidity.

Performance information about the Funds will be provided in the Funds' annual reports, which will be available upon request and without charge. In addition, from time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, the performance of the Funds may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the sub-advisers who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                             FINANCIAL STATEMENTS

The Trust's audited Financial Statements for the fiscal year ended August 31, 1998, included in the Trust's Annual Report filed with the Securities and Exchange Commission, pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information. A copy of the Trust's Annual Report is available without charge upon request from Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201 or by calling toll free 1-888-242-3514.

                                                                     APPENDIX A


                Publications That May Contain Fund Information

ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Lauderdale Sun Sentinel
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(The) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post

Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                                                     APPENDIX B


                    Advertising and Promotional Literature


Undiscovered Managers Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

o Undiscovered Managers Funds' participation in wrap fee and no transaction fee programs

o Characteristics of the various sub-advisers, including the locations of offices, investment practices and clients

o Specific and general investment philosophies, strategies, processes and techniques

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o    Industry conferences at which the various sub-advisers participate

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

o    Current and historical statistics relating to:
     -- total dollar amount of assets managed
     -- Undiscovered Managers Funds' assets managed in total and by Fund -- the growth of assets
     -- asset types managed

References may be included in Undiscovered Managers Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Funds. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Undiscovered Managers Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.



                                      B-1